                        AUTOMATIC REINSURANCE AGREEMENT

                                    Between

                        THE TRAVELERS INSURANCE COMPANY
                             Hartford, Connecticut

                                      And

                       NORTH AMERICAN REASSURANCE COMPANY
                               New York, New York

                        AUTOMATIC REINSURANCE AGREEMENT

                                    Contents

ARTICLE I                            Scope of Agreement
ARTICLE II                           Commencement & Termination of Liability
ARTICLE III                          Oversights - Clerical Errors
ARTICLE IV                           Mortality Net Amount At Risk
ARTICLE V                            Reinsurance Premiums
ARTICLE VI                           Reinsurance Administration
ARTICLE VII                          Settlement of Claims
ARTICLE VIII                         Tax Credits
ARTICLE IX                           Regulatory Compliance
ARTICLE X                            Inspection of Records
ARTICLE XI                           Insolvency
ARTICLE XII                          Arbitration
ARTICLE XIII                         Rights of Offsetting Balances Due
ARTICLE XIV                          Contract and Program Changes
ARTICLE XV                           Federal Taxes
ARTICLE XVI                          Parties to Agreement
ARTICLE XVII                         Entire Agreement
ARTICLE XVIII                        Duration of Agreement
ARTICLE XIX                          Assignment or Transfer

     Signature Page

     EXHIBIT A - Variable Annuities Covered Under This Agreement

     EXHIBIT B - Separate Account Mutual Funds

                        AUTOMATIC REINSURANCE AGREEMENT

THIS AGREEMENT between The TRAVELERS INSURANCE COMPANY, a corporation organized under the laws of the State of Connecticut, hereinafter referred to as the "Company", and NORTH AMERICAN REASSURANCE COMPANY, a corporation organized under the laws of the State of New York, hereinafter referred to as "North American Re", WITNESSETH AS FOLLOWS:

                                   ARTICLE I

                               Scope of Agreement

     1. On and after the 1st day of June, 1994, the Company will automatically reinsure with North American Re, and North American Re will automatically accept, a 75% quota share of the mortality net amount at risk, as defined in
Article IV, generated prior to annuitization, by the Variable Annuity Contracts issued by the Company on or after that date, on the contract forms listed in Exhibit A, and as may be amended for state variations.

                                   ARTICLE II

                    Commencement & Termination of Liability

     1. On reinsurance ceded under the terms of this Agreement, the liability of North American Re shall commence simultaneously with that of the Company, and will terminate upon the earliest of annuitization or termination of the annuity contract in accordance with Article XVIII.

                                  ARTICLE III

                         Oversights - Clerical Errors

     1. Should either the Company or North American Re fail to comply with any of the terms of this Agreement, and if this is shown to be unintentional and the result of a misunderstanding, oversight or clerical error on the part of either the Company or North American Re, then this Agreement shall not be deemed abrogated thereby, but both companies shall be restored to the position they would have occupied had no such oversight, misunderstanding, or clerical error occurred. Such conditions are to be reported and corrected promptly after discovery.

                                  ARTICLE IV

                          Mortality Net Amount At Risk

     1. The mortality net amount at risk reinsured hereunder shall equal the guaranteed death benefit less the cash surrender value of the annuity as calculated in the contract death benefit provisions, up to a maximum of five million dollars ($5,000,000) per life. The guaranteed death benefit may be either the Standard Death Benefit or the Enhanced Death Benefit as defined in the contract forms appearing in Exhibit A and as may be amended for required state variations.

                                   ARTICLE V

                              Reinsurance Premiums

     1. The reinsurance premiums shall be equal to the sum of the day-end account values of the annuities reinsured hereunder multiplied by the quota share applicable to that contract and further multiplied by one of the following daily reinsurance rate factors, depending on the death benefit type employed in the contract reinsured:

Death Benefit Type        Daily Reinsurance Rate Factor
------------------        -----------------------------
Standard                    0.00000240

Enhanced                    0.00000465

     2. The total reinsurance premium shall be reduced each month as of the last day of that month by the ratio of the sum of North American Re's share of the mortality net amount at risk in excess of $5 million on any one life reinsured hereunder to North American Re's share of the total mortality net amount at risk on all annuity contracts as calculated from the values on the report provided pursuant to Article VI.

     3. The daily reinsurance premium shall be accumulated without interest and paid monthly, as described in Article VI.

     4. The reinsurance premium described above shall remain in effect as long as the contract fees, the mortality and expense (M&E) charges, the administration fees, and the surrender charges in effect at the inception of this Agreement remain unchanged.

                                   ARTICLE VI

                           Reinsurance Administration

     1. Within 30 days of the end of each calendar month, the Company will furnish North American Re a separate electronic report for the Standard Death Benefit and the Enhanced Death Benefit portions of the reinsurance account, valued as of the last day of that month. Each report will indicate for all inforce annuities reinsured hereunder:

          a)   Annuitant's name, sex, date of birth and social security number

          b)   Owner's name, sex, date of birth and social security number

          c)   Contract number

          d)   Contract date

          e)   Contract form number

          f)   Current contract value

          g)   Cumulative net considerations (compounded to date of valuation)

          h)   Current contract Ratchet Value

          i)   Current contract death benefit

          j)   Current contract cash surrender value

          k)   Current contract mortality risk amount

     2. Additionally, within 30 days of the end of each calendar month, the Company will furnish North American Re a separate paper report for the Standard Death Benefit and the Enhanced Death Benefit portions of the reinsurance account summarizing the following data:

          a)   Reinsurance premiums due North American Re

          b)   Death claim reimbursements due the Company

          c)   Total number of contracts reinsured

          d)   Total current contract value

          e) Total cumultative net considerations (compounded to date of valuation)

          f)   Total current Ratchet Value

          g)   Total current death benefit

          h)   Total current cash surrender value

          i)   Total current mortality risk amount

     3. If the net balance is due North American Re, the amount due shall be remitted with the report statement. If the net balance is due the Company, North American Re shall remit the amount to the Company within 10 days of the receipt of the report.

                                  ARTICLE VII

                              Settlement of Claims

     1. Claim settlements made by the Company shall be unconditionally binding on North American Re. Within 30 days of the end of each month, the Company shall notify North American Re of the reinsured death benefits paid in that month and North American Re will reimburse the Company, as provided in Article VI, for the reinsured benefits defined in Article IV. Settlement by North American Re shall be in a lump sum regardless of the mode of payment made by the Company to the beneficiary.

     2. The Company will provide proof of claim to North American Re when the claim payment is reported to North American Re.

                                  ARTICLE VIII

                                  Tax Credits

     1. North American Re shall not reimburse the Company for state premium taxes applicable to the reinsurance premiums.

                                   ARTICLE IX

                             Regulatory Compliance


     1. North American Re agrees to maintain licenses, provide any required security, and to comply with other regulations to the extent necessary for the Company to receive statutory reserve credit in all jurisdictions in which the Company is licensed as of the Effective Date of this Agreement for the reinsurance ceded hereunder.

     2. The Company warrants that it has secured all necessary federal and state licenses and approvals for the contracts reinsured hereunder, and that it is operating in compliance with federal investment laws and state investment and insurance laws and regulations.

                                   ARTICLE X

                             Inspection of Records

     1. North American Re shall have the right at all reasonable times and for any reasonable purpose to inspect at the office of the Company all records referring to reinsurance ceded to North American Re.

                                   ARTICLE XI

                                   Insolvency

     1. The reinsurance amount due, when such amount is ascertained, shall be payable upon demand by the Company at the same time as the Company shall pay its net retained portion of such an obligation, with reasonable provision for verification before payment, and the reinsurance shall be payable by North American Re on the basis of the liability of the Company under the contracts without diminution because of the insolvency of the Company. In the event of insolvency and the appointment of a conservator, liquidator or statutory successor of the Company, such portion shall be payable to such conservator, liquidator or statutory successor immediately upon demand, with reasonable provisions for verification, on the basis of claims allowed against the Company by any court of competent jurisdiction or by any conservator, liquidator or statutory successor of the Company having authority to allow such claims, without diminution because of such insolvency or because such conservator, liquidator or statutory successor has failed to pay all or a portion of any claims.

     2. The Company's conservator, liquidator, or statutory successor shall give North American Re written notice of the pendency of a claim against the Company indicating the contract, within a reasonable time after such a claim is filed. North American Re may interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which North American Re may deem available to the Company, or its conservator, liquidator or statutory successor.

     3. Any expense incurred by North American Re pursuant to paragraph 2, above, shall be payable subject to court approval out of the estate of the Company as part of the expense of conservation or liquidation to the extent of North American Re's portion of the benefit which may accrue to the Company in conservation or liquidation, solely as a result of the defense undertaken by North American Re. Where two or more reinsurers are participating in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by the Company.

                                  ARTICLE XII

                                  Arbitration

     1. In the event of any difference arising hereafter between the contracting parties with reference to any transaction under this Agreement, the same shall be referred to three arbitrators who must be current or former executive officers of life insurance or life reinsurance companies other than the two parties to this Agreement or their affiliates, each of the contracting companies to appoint one of the arbitrators and such two arbitrators to select the third. If either party refuses or neglects to appoint an arbitrator within 60 days after receipt of the written request for arbitration, the other party may appoint a second arbitrator.

     2. If the two arbitrators fail to agree on the selection of a third arbitrator within 60 days of their appointment, each of them shall name three individuals, of whom the other shall decline two, and the decision shall be made by drawing lots.

     3. The arbitrators shall consider this Reinsurance Agreement not merely as a legal document but also as a gentlemen's agreement. In resolving the dispute, the arbitrators will give full consideration to the customs and practices of the life insurance and life reinsurance industry, insofar as they are not in conflict with the specific terms of this Agreement. The arbitrators shall decide by a majority vote. There shall be no appeal from their written decision.

     4. Unless the arbitrators decide otherwise, each party shall bear the expense of its own arbitration, including its arbitrator and outside attorney fees, and shall jointly and equally bear with the other party the expense of the third arbitrator. Any remaining costs of the arbitration proceedings shall be apportioned by the Board of Arbitrators.

                                  ARTICLE XIII

                        Right of Offsetting Balances Due

     1. The Company and North American Re shall have, and may exercise at any time, the right to offset any balance or balances due one party to the other, its successors or assigns, against balances due the other party under this Agreement. This right of offset shall not be affected or diminished because of insolvency of either party to this Agreement.

                                  ARTICLE XIV

                          Contract and Program Changes

     1. The Company may amend, substitute, add or delete separate accounts or underlying investment funds to the annuity contract as described in the contract general provisions. No such change will be made by the Company without prior notification to North American Re and without the prior approval of the Securities and Exchange Commission. The Company agrees to maintain at all times a selection of core growth equity funds, growth and income equity funds, investment grade bond funds and money market funds.

     2. The Company shall also give North American Re advance notice of any other changes to its annuity product reinsured hereunder, its fees and charges, or its distribution approaches.

                                   ARTICLE XV

                                 Federal Taxes

     1. The Company and North American Re hereby agree to the following pursuant to Section 1.848-2(g)(8) of the Income Tax Regulation issued December 1992, under Section 848 of the Internal Revenue Code of 1986, as amended. This election shall be effective as of the Effective Date of this Agreement and for all subsequent taxable years for which this Agreement remains in effect.

        (a) The term "party" will refer to either the Company or North American Re as appropriate.

        (b) The terms used in this Article are defined by reference to Regulation 1.848-2 in effect December 1992.

        (c) The party with the net positive consideration for this Agreement for each taxable year will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1).

        (d) Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency or as otherwise required by the Internal Revenue Service.

        (e) The Company will submit a schedule to North American Re by May 1 of each year of its calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement stating that the Company will report such net consideration in its tax return for the preceding calendar year.

         (f) North American Re may contest such calculation by providing an alternative calculation to the Company by June 1. If North American Re does not so notify the Company, the Company will report the net consideration as determined by the Company in the Company's tax return for the previous calendar year.

        (g) If North American Re contests the Company's calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount by July 1. If the Company and North American Re reach agreement on an amount of the net consideration, each party shall report such amount in their respective tax returns for the previous calendar year.

     2. North American Re and the Company represent and warrant that they are subject to U.S. taxation under Subchapter L of Chapter 1 of the Internal Revenue Code.

                                  ARTICLE XVI

                              Parties to Agreement

     1. This Agreement is an indemnity reinsurance agreement solely between the Company and North American Re. The acceptance of reinsurance hereunder shall not create any right or legal relation whatever between North American Re and the annuitant, owner, beneficiary or any other party under any contracts of the Company which may be reinsured hereunder, and the Company shall be and remain solely liable to the annuitant, owner or the beneficiary under such contracts reinsured hereunder.

                                  ARTICLE XVII

                                Entire Agreement

     1. This Agreement shall constitute the entire agreement between the parties with respect to business reinsured hereunder. There are no understandings between the parties other than as expressed in this Agreement and any change or modification of this Agreement shall be null and void unless made by amendment to the Agreement and signed by both parties.

                                 ARTICLE XVIII

                             Duration of Agreement

     1. This Agreement shall be unlimited as to its duration but may be reduced or terminated as provided in this Article, below.

     2. The Company may reduce the reinsurance quota share ceded on new business at its option from the percentage specified in Article I, at any time the total Contract Values on the portion of the business ceded to North American Re exceeds one billion dollars.

     3. Any time on or after the tenth anniversary of this Agreement, the Company may, upon 90 days written notice, elect to cancel the reinsurance in force under the Agreement at the rate of one thirty-sixth of the inforce per month over a three year period.

     4. The Company may cancel this Agreement for new business and cancel the inforce reinsurance previously ceded under this Agreement upon the occurrence of either of the following events:

     (a) The statutory capital and surplus of North American Re falls below the NAIC Authorized Control Level Risk Based Capital; or

     (b) The Company loses reserve credit in a jurisdiction in which it was licensed on the effective date of this Agreement and the Company and North American Re have not been able to correct the loss of reserve credit within 90 days after receiving notice of the loss.

     5. Upon 180 days written notice, either the Company or North American Re may cancel this Agreement for new business any time on or after the fifth anniversary of this Agreement.

                                  ARTICLE XIX

                             Assignment or Transfer

     1. In no event shall either the Company or North American Re assign any of its rights, duties or obligations under this Agreement without the prior written approval of the other party. Such approval shall not unreasonably be withheld.

     2. In no event shall either the Company or North American Re transfer either the policies reinsured under this Agreement or the reinsurance without the prior written approval of the other party. Such approval shall not unreasonably be withheld. This provision is not intended to preclude North American Re from retroceding the reinsurance on an indemnity basis.

IN WITNESS WHEREOF, the Company and North American Re have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

THE TRAVELERS INSURANCE COMPANY

By:    -s- [ILLEGIBLE]                Attest:  -s- [ILLEGIBLE]
       --------------------------             --------------------------------
Title: Second Vice Prsident           Title:  Counsel
Date:  June 28, 1994                  Date:   6/28/94


NORTH AMERICAN REASSURANCE COMPANY

By:    -s- [ILLEGIBLE]                Attest:  -s- [ILLEGIBLE]
       --------------------------              --------------------------------
Title: Executive Vice President       Title:   [ILLEGIBLE]
Date:  6/29/94                        Date:    6/29/94

                                   EXHIBIT A

     Variable Annuities Covered Under This Agreement

I. Contract Form Numbers

Non Tax Qualified                                   Tax Qualified
   Form Numbers                                     Form Numbers
-----------------                                   -------------
L-12756                                             L-12778
L-12757                                             L-12779
L-12757E                                            L-12779E
L-12758                                             L-12780
L-12759                                             L-12781
L-12791                                             L-12794
L-12793                                             L-12768
                                                    L-12769
                                                    L-12770

II. Issue Dates: June 1, 1994 and later

                                   EXHIBIT B

                         Separate Account Mutual Funds

STOCK FUNDS
Smith Barney Income & Growth Portfolio
Alliance Growth Portfolio
American Capital Enterprise Portfolio
Smith Barney International Equity Portfolio
Smith Barney Pacific Basin Portfolio

BOND FUNDS
TBC Managed Income Portfolio
Putnam Diversified Income Portfolio
G.T. Global Strategic Income Portfolio
Smith Barney High Income Portfolio

ASSEST ALLOC/BALANCED FUNDS
MFS Total Return Portfolio

MONEY FUNDS
Smith Barney Money Market Portfolio

FIXED ACCOUNT
Travelers Fixed Account

                                AMENDMENT NO. I

                     To the Automatic Reinsurance Agreement

                                    Between

                        THE TRAVELERS INSURANCE COMPANY

                                      And

                       NORTH AMERICAN REASSURANCE COMPANY

Except as hereinafter specified, all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of May, 1994, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that:

1. Effective the 1st day of November, 1994, Exhibit B, Separate Account Mutual Funds, is revised as attached, and

2. Effective the 4th day of January, 1995, paragraph 1 of Article V, Reinsurance Premiums, and paragraph 2 of Article VI, Reinsurance Administration, are revised as follows; and Exhibit A, Variable Annuities Covered Under This Agreement, is revised as attached.

                                   ARTICLE V

                              Reinsurance Premiums

     1. The reinsurance premiums shall be equal to the sum of the day-end account values of the annuities reinsured hereunder multiplied by the quota share applicable to that contract and further multiplied by one of the following daily reinsurance rate factors, depending on the death benefit type employed in the contract reinsured:

Death Benefit Type                                   Daily Reinsurance Rate Facte
------------------------------------                 ----------------------------
Standard (All states except Florida)                         0.00000240

Standard (Florida)                                           0.00000301

Enhanced (All states)                                        0.00000465

                                   ARTICLE VI

                           Reinsurance Administration

     2. Additionally, within 30 days of the end of each calendar month, the Company will furnish North American Re a separate paper report for each premium basis for the Standard Death Benefit and the Enhanced Death Benefit portions of the reinsurance account summarizing the following data:

          a)   Reinsurance premiums due North American Re

          b)   Death claim reimbursements due the Company

          c)   Total number of contracts reinsured

          d)   Total current contract value

          e) Total cumultative net considerations (compounded to date of valuation)

          f)   Total current Ratchet Value

          g)   Total current death benefit

          h)   Total current cash surrender value

          i)   Total current mortality risk amount

IN WITNESS WHEREOF, the Company and North American Re have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

THE TRAVELERS INSURANCE COMPANY

By:     -s- [ILLEGIBLE]                  Attest: -s- [ILLEGIBLE]
        ----------------------------             ---------------------------
Title:  Vice President                   Title:  [ILLEGIBLE]
Date:   April 27,1995                    Date:   4-27-95


NORTH AMERICAN REASSURANCE COMPANY

By:    -s- [ILLEGIBLE]                   Attest: -s- [ILLEGIBLE]
       ---------------------------               ---------------------------
Title: SR.Vice President                 Title:  [ILLEGIBLE]
Date:  May 1,1995                        Date:   5/1/95

                                   EXHIBIT A

     Variable Annuities Covered Under This Agreement

I. Contract Form Numbers

Non Tax Qualified                    Tax Qualified
   Form Numbers                      Form Numbers
--------------------                 -------------
L-12756                                   L-12778
L-12757                                   L-12779
L-12757E                                  L-12779E
L-12758                                   L-12780
L-12759                                   L-12781
L-12791                                   L-12794
L-12793                                   L-12768
L-12879 (Florida)                         L-12769
L-12885 (Florida)                         L-12770
L-12782FL                                 L-12881 (Florida)
                                          L-12782FL

II. Issue Dates: June 1, 1994 and later

                                   EXHIBIT B

                         Separate Account Mutual Funds

STOCK FUNDS
Smith Barney Income & Growth Portfolio
Alliance Growth Portfolio
American Capital Enterprise Portfolio
Smith Barney International Equity Portfolio
Smith Barney Pacific Basin Portfolio
Smith Barney Total Return Portfolio

BOND FUNDS
TBC Managed Income Portfolio
Putnam Diversified Income Portfolio
G.T. Global Strategic Income Portfolio
Smith Barney High Income Portfolio

ASSEST ALLOC/BALANCED FUNDS
MFS Total Return Portfolio

MONEY FUNDS
Smith Barney Money Market Portfolio

FIXED ACCOUNT
Travelers Fixed Account

                                                               SWISS RE AMERICA

                                AMENDMENT NO. II

                     To the Automatic Reinsurance Agreement

                                    Between

                        THE TRAVELERS INSURANCE COMPANY

                                      And

                         SWISS RE LIFE COMPANY AMERICA

             (formerly known as NORTH AMERICAN REASSURANCE COMPANY)

Except as hereinafter specified, all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of June, 1994, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that effective the 1st day of July, 1995, Paragraph 2 of
ARTICLE XVIII, Duration of Agreement, is revised as follows.

                                 ARTICLE XVIII

                             Duration of Agreement

     2. The Company may, at its option, reduce the reinsurance quota share ceded on new business from the percentage specified in Article I whenever the combined total Contract Values on the portion of the business ceded to Swiss. Re America by the Company under this Agreement, and by its affiliate. The Travelers Life and Annuity Company, under the Automatic Reinsurance Agreement of July 1, 1995 between The Travelers Life and Annuity Company and Swiss Re America, exceed one billion dollars.

                                                               SWISS RE AMERICA

IN WITNESS WHEREOF, the Company and Swiss Re America have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

THE TRAVELERS INSURANCE COMPANY

By:    -s- [ILLEGIBLE]                  Attest: -s- [ILLEGIBLE]
       ----------------------------             -------------------------
Title: Vice President                   Title:  Counsel
Date:  August 2, 1995                   Date:   August 2, 1995

SWISS RE LIFE COMPANY AMERICA

By:    -s- [ILLEGIBLE]                 Attest:  -s- [ILLEGIBLE]
       ----------------------------             -------------------------
Title: Executive Vice President        Title:  [ILLEGIBLE]
Date:  8/2/95                          Date:   8/3/95

                                                               SWISS RE AMERICA

                                AMENDMENT NO. III

                 To the Automatic Reinsurance Agreement

                                    Between

                      THE TRAVELERS INSURANCE COMPANY

                                      And

                         SWISS RE LIFE COMPANY AMERICA

Except as hereinafter specified, all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of June, 1994, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that effective the 30th day of September, 1995, EXHIBIT B, Separate Account Mutual Funds, is expanded as attached.

IN WITNESS WHEREOF, the Company and Swiss Re America have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

THE TRAVELERS INSURANCE COMPANY

By:    -s- [ILLEGIBLE]                 Attest:  -s- [ILLEGIBLE]
       ----------------------------             -------------------------
Title: Vice President                  Title:   Counsel
Date:  October 3, 1995                 Date:    October 3, 1995


SWISS RE LIFE COMPANY AMERICA

By:    -s- [ILLEGIBLE]                 Attest:  -s- [ILLEGIBLE]
       ----------------------------             -------------------------
Title: Vice President                  Title:   [ILLEGIBLE]
Date:  10/11/95                        Date:    10/11/95

                                                               SWISS  RE AMERICA

                                   EXHIBIT B

                         Separate Account Mutual Funds

STOCK FUNDS
Smith Barney Income & Growth Portfolio
Alliance Growth Portfolio
American Capital Enterprise Portfolio
Smith Barney International Equity Portfolio
Smith Barney Pacific Basin Portfolio
Smith Barney Total Return Portfolio
AIM Capital Appreciation Portfolio

BOND FUNDS
TBC Managed Income Portfolio
Putnam Diversified Income Portfolio
G.T. Global Strategic Income Portfolio
Smith Barney High Income Portfolio

ASSEST ALLOC/BALANCED FUNDS
MFS Total Return Portfolio

MONEY FUNDS
Smith Barney Money Market Portfolio

FIXED ACCOUNT
Travelers Fixed Account

                                                               SWISS  RE AMERICA

                                AMENDMENT NO. IV

                     To the Automatic Reinsurance Agreement

                                    Between

                        THE TRAVELERS INSURANCE COMPANY

                                      And

                         SWISS RE LIFE COMPANY AMERICA

Except as hereinafter specified, all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of June, 1994, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that:

1) Effective the 1st day of October, 1996, EXHIBIT B, Separate Account Mutual Funds, is expanded as attached; and

2) Effective the 1st day of February, 1997, EXHIBIT B, Separate Account Mutual Funds, is further expanded as attached.

IN WITNESS WHEREOF, the Company and Swiss Re Life America have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

THE TRAVELERS INSURANCE COMPANY

By:    -s- [ILLEGIBLE]                 Attest:  -s- [ILLEGIBLE]
       ----------------------------             -------------------------
Title: [ILLEGIBLE]                     Title:  [ILLEGIBLE]
Date:  June 6, 1997                    Date:    June 6, 1997

SWISS RE LIFE COMPANY AMERICA

By:    -s- [ILLEGIBLE]                 Attest:  -s- [ILLEGIBLE]
       ----------------------------             -------------------------
Title: Vice President                  Title:   [ILLEGIBLE]
Date:  July 16, 1997                   Date:    7/16/97

                                                               SWISS RE AMERICA

                                   EXHIBIT B

                         Separate Account Mutual Funds

STOCK FUNDS
Smith Barney Income & Growth Portfolio
Alliance Growth Portfolio
American Capital Enterprise Portfolio
Smith Barney International Equity Portfolio
Smith Barney Pacific Basin Portfolio
Smith Barney Total Return Portfolio
AIM Capital Appreciation Portfolio
MFS Emerging Growth Portfolio

BOND FUNDS
TBC Managed Income Portfolio
Putnam Diversified Income Portfolio
G.T. Global Strategic Income Portfolio
Smith Barney High Income Portfolio

ASSET ALLOC/BALANCED FUNDS
MFS Total Return Portfolio

MONEY FUNDS
Smith Barney Money Market Portfolio

FIXED ACCOUNT
Travelers Fixed Account

                                EFFECTIVE 10/1/96

                                                               SWISS RE AMERICA

                                   EXHIBIT B

                         Separate Account Mutual Funds

STOCK FUNDS
Smith Barney Income & Growth Portfolio
Alliance Growth Portfolio
American Capital Enterprise Portfolio
Smith Barney International Equity Portfolio
Smith Barney Pacific Basin Portfolio
Smith Barney Total Return Portfolio
AIM Capital Appreciation Portfolio
MFS Emerging Growth Portfolio

BOND FUNDS
TBC Managed Income Portfolio
Putnam Diversified Income Portfolio
G.T. Global Strategic Income Portfolio
Smith Barney High Income Portfolio

ASSET ALLOC/BALANCED FUNDS
MFS Total Return Portfolio

MONEY FUNDS
Smith Barney Money Market Portfolio

FIXED ACCOUNT
Travelers Fixed Account

SELECT PORTFOLIOS (combinations of above specified Smith Barney investment funds):
     Select High Growth Portfolio
     Select Growth Portfolio
     Select Balanced Portfolio
     Select Conservative Portfolio
     Select Income Portfolio

                                EFFECTIVE 2/1/97

                                AMENDMENT NO. V

                     To the Automatic Reinsurance Agreement

                                    Between

                        THE TRAVELERS INSURANCE COMPANY

                                      And

                      SWISS RE LIFE & HEALTH AMERICA INC.

Except as hereinafter specified, all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of June, 1994, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that effective the 1st day of June, 1997, ARTICLE IV, Mortality Net Amount at Risk, ARTICLE V, Reinsurance Premiums, and ARTICLE VI, Reinsurance Administration, are revised as provided hereafter; ARTICLE XX, Reserves, is added to the Agreement; and EXHIBIT A, Variable Annuities Covered Under This Agreement, is revised as attached.

                                   ARTICLE IV

                          Mortality Net Amount at Risk

     1. The mortality net amount at risk reinsured hereunder shall equal the guaranteed death benefit less the cash surrender value of the annuity as calculated in the contract death benefit provisions, subject to the following limits:

          (a) Up to a maximum of five million dollars ($5,000,000) per life for the Standard and Enhanced Death Benefit specified in the Contract forms and Endorsements forms identified in Exhibit A,
               Section II, A & B.

          (b) Up to a maximum of two million dollars ($2,000,000) per life for the New Enhanced Death Benefit specified in the Contract forms and Endorsements identified in Exhibit A, Section IIC.

The guaranteed death benefit may be either the Standard Death Benefit, Enhanced Death Benefit or New Enhanced Death Benefit, as defined in the contract and endorsements forms appearing in Exhibit A and as may be amended for required state variations.

                                   ARTICLE V

                              Reinsurance Premiums

     1. The reinsurance premiums shall be equal to the sum of the day-end account values of the annuities reinsured hereunder multiplied by the quota share applicable to that contract and further multiplied by one of the following daily reinsurance rate factors, depending on the death benefit type provided in the contract reinsured and on the contract owner's state of residence:

                                       Daily Reinsurance
Death Benefit Type                        Rate Factor
------------------------------------   -----------------
Standard (All states except Florida)         0.00000240*
Standard (Florida)                           0.00000301*
Enhanced (All states)                        0.00000465*
New Enhanced (All states)                    0.00000658

* These rates are guaranteed for the full term of this agreement. With respect to the New Enhanced Death Benefit, the daily reinsurance rate factor of
0.00000658 is guaranteed for twenty (20) years. After twenty years, the rate may be increased based upon prior experience, but not beyond the guaranteed maximum rate of 0.00001781.

     2. The total reinsurance premium shall be reduced on the last day of each month by the ratio of the sum of Swiss Re Life & Health's share of the mortality net amount at risk in excess of the liability limits specified in
Article IV on any one life reinsured hereunder, to Swiss Re Life & Health's share of the total mortality net amount at risk on all annuity contracts, calculated from the values on the report provided pursuant to Article VI.

     3. The daily reinsurance premium shall be accumulated without interest and paid monthly, as described in Article VI.

     4. The reinsurance premium described above shall remain in effect as long as the contract fees, the mortality and expense (M&E) charges, the administration fees, and the surrender charges in effect at the inception of this Agreement remain unchanged.


                                   ARTICLE VI

                           Reinsurance Administration

     1. Within 30 days of the end of each calendar month, the Company will furnish Swiss Re Life & Health a separate electronic report for each classification of the Death Benefit portions of the reinsurance account (i.e. Standard Non-Florida, Standard Florida, Enhanced, New Enhanced), valued as of the last day of that month. Each report will indicate for each inforce annuity reinsured hereunder:

           a)   Annuitant's name, sex, date of birth, and social security number

           b)   Owner's name, sex, date of birth, and social security number

           c)   Contract number

           d)   Contract date

           e)   Contract form number

           f)   Current contract value

           g)   Cumulative net considerations (compounded to date of valuation)

           h)   Current contract Ratchet Value

           i)   Current contract death benefit

           j)   Current contract cash surrender value

           k)   Current contract mortality risk amount

     2. Additionally, within 30 days of the end of each calendar month, the Company will furnish Swiss Re Life & Health with a separate paper report for each premium basis for each classification of the Death Benefit portions of the reinsurance account (i.e. Standard, Enhanced, New Enhanced), summarizing the following data:

          a)   Reinsurance premiums due Swiss Re Life & Health

          b)   Death claim reimbursements due the Company

          c)   Total number of contracts reinsured

          d)   Total current contract value

          e) Total cumulative net considerations (compounded to date of valuation)

          f)   Total current Ratchet Value

          g)   Total current death benefit

          h)   Total current cash surrender value

          i)   Total current mortality risk amount

     3. If the net balance is due Swiss Re Life America, the amount due shall be remitted with the report statement. If the net balance is due the Company, Swiss Re Life America shall remit the amount to the Company within 10 days of the receipt of the report.

                                   ARTICLE XX

                                    Reserves

This entire article applies solely to contracts with the New Enhanced Death Benefit, and not to any contracts with the Standard Death Benefit or Enhanced Death Benefit.

     1. Swiss Re Life & Health intends to hold the statutory minimum reserves as required by New York. It is anticipated that New York will adopt NAIC Actuarial Guideline 34 (AG 34) regarding GMDB reserve methodology and that Swiss Re Life & Health will establish reserves in accordance with such methodology. Such methodology will require Swiss Re Life & Health to establish a general account reserve equal to the present value of projected mortality costs less the present value of reinsurance premiums. Until New York adopts AG 34, Swiss Re Life & Health shall hold reserves equal to the greater of (a) and (b) below:

             a) 80% of reinsurance premiums less 100% of incurred claims accumulated at a nominal annual interest rate of 6%.

             b) one year term cost seriatim reserves calculated based on the net amount at risk as of the valuation date using a valuation rate equal to that used for long-term life insurance and the 1980 CSO Aggregate Mortality table for males and females separately.

     2. Although Swiss Re Life & Health intends to hold reserves as described in paragraph 1 above, Swiss Re Life & Health will hold higher reserves up to the level required by regulatory authorities at the written request of the Company. If such a request is made, the Company shall remit to Swiss Re Life & Health an annualized surplus charge equal to 2% of the difference between the requested reserve level and the level of reserve Swiss Re Life & Health would hold as described in paragraph 1 above. The annualized surplus charge will apply only for the length of time that the excess reserve is held at the Company's request.

IN WITNESS WHEREOF, the Company and Swiss Re Life America have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

THE TRAVELERS INSURANCE COMPANY

By:    -s- [ILLEGIBLE]                 Attest: -s- [ILLEGIBLE]
       ----------------------------            -------------------------
Title: [ILLEGIBLE]                     Title:  [ILLEGIBLE]
Date:  January 20, 1998                Date:   1/20/98

SWISS RE LIFE & HEALTH AMERICA INC.

By:    -s- [ILLEGIBLE]                 Attest: -s- [ILLEGIBLE]
       ----------------------------            -------------------------
Title: Vice President                  Title:  Reinsurance Services Officer
Date:  January 26, 1998                Date:   January 26, 1998

                                   EXHIBIT A

                Variable Annuities Covered Under This Agreement

I. Variable Annuity Contract Form Numbers (and state variations, including Florida)

DESCRIPTION                                                    FORM NO.
Vintage Individual Deferred Variable Annuity (Qualified)       L-12778
                                                               L-12779
                                                               L-12780
                                                               L-12781

Vintage Individual Deferred Variable Annuity (Non-Qualified)   L-12756
                                                               L-12757
                                                               L-12758
                                                               L-12759

Original Death Benefit Endorsement (Qualified)                 L-12793

Original Death Benefit Endorsement (Non-Qualified)             L-12794

New Death Benefit Endorsement (Qualified and Non-Qualified)    L-22144

II.  Reinsured Guaranteed Minimum Death Benefit Specification

     A. Standard Death Benefit for all contracts issued on and after 6/1/94, as defined in the contract forms specified above.

     B. Enhanced Death Benefit for all contracts issued on and after 6/1/94, as defined in Death Benefit Endorsements L-12793 and L-12794 in conjunction with the contract forms specified above.

     C. New Enhanced Death Benefit for all contracts issued on and after 6/1/97, as defined in Death Benefit Endorsement L-22144 in conjunction with the contract forms specified above, subject to state approval.

                                AMENDMENT NO. VI

                     To the Automatic Reinsurance Agreement

                                    Between

                      THE TRAVELERS INSURANCE COMPANY

                                      And

                      SWISS RE LIFE & HEALTH AMERICA INC.

Except as hereinafter specified, all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of June, 1994, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that

     A. Effective the 1st day of June, 1997, ARTICLE XVIII, Duration of Agreement, is revised, as attached; and

     B. Effective the 1st day of May, 1998, Exhibit B, Separate Account Mutual Funds, is revised and expanded, as attached.

                                 ARTICLE XVIII

                             Duration of Agreement

     3. Any time on or after the anniversary dates specified within this paragraph below, the Company may, upon 90 days written notice, elect to cancel the reinsurance in force under the Agreement at the rate of one thirty-sixth of the inforce per month over a three year period.

          (a) For the New Enhanced Death Benefit Endorsement TL-22144, the anniversary date shall be any time on or after the fifteenth anniversary of this Amendment.

          (b) For all other reinsurance hereunder, the anniversary date shall be any time on or after the tenth anniversary of this Agreement.

     5. Upon 180 days written notice, either the Company or Swiss Re Life & Health may cancel this Agreement for new business issued on all products reinsured hereunder, any time on or after the 31st day of December, 2000.

                                   EXHIBIT B

                         Separate Account Mutual Funds

STOCK FUNDS
Smith Barney Income & Growth Portfolio            (known as Smith Barney Large Cap Value
                                                  Portfolio as of May 1, 1998)

Alliance Growth Portfolio
American Capital Enterprise Portfolio
Smith Barney International Equity Portfolio
Smith Barney Pacific Basin Portfolio
Smith Barney Total Return Portfolio
AIM Capital Appreciation Portfolio
MFS Emerging Growth Portfolio
Dreyfus Small Cap Portfolio                       (added as of May 1, 1998)
MFS Research Portfolio                            (added as of May 1, 1998)
Salomon Brothers Investors Fund                   (added as of May 1, 1998)
Smith Barney Large Cap Growth Portfolio           (added as of May 1, 1998)
Strategic Stock Portfolio                         (added as of May 1, 1998)
Travelers Disciplined Mid Cap Stock Portfolio     (added as of May 1, 1998)
Travelers Disciplined Small Cap Stock Portfolio   (added as of May 1, 1998)

BOND FUNDS
TBC Managed Income Portfolio
Putnam Diversified Income Portfolio
G.T. Global Strategic Income Portfolio
Smith Barney High Income Portfolio
Travelers Convertible bond Portfolio              (added as of May 1, 1998)

ASSET ALLOC/BALANCED FUNDS
MFS Total Return Portfolio
Salomon Brothers Total Return Fund                (added as of May 1, 1998)

MONEY FUNDS
Smith Barney Money Market Portfolio

FIXED ACCOUNT
Travelers Fixed Account

SMITH BARNEY SELECT PORTFOLIOS
Select High Growth Portfolio                      (closed for new contracts as of May 1, 1998)
Select Growth Portfolio
Select Balanced Portfolio
Select Conservative Portfolio                     (closed for new contracts as of May 1, 1998)
Select Income Portfolio                           (closed for new contracts as of May 1, 1998)

IN WITNESS WHEREOF, the Company and Swiss Re Life America have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

THE TRAVELERS INSURANCE COMPANY

By:    -s- [ILLEGIBLE]                 Attest:  -s- [ILLEGIBLE]
       ----------------------------             -------------------------
Title: Actuary                         Title:   Counsel
Date:  July 21, 2000                   Date:    July 21, 2000

SWISS RE LIFE & HEALTH AMERICA INC.

By:    -S- [ILLEGIBLE]                 Attest:  -S- [ILLEGIBLE]
       ----------------------------             -------------------------
Title: Vice President                  Title:   EVP
Date:  10/3/00                         Date:    10/3/00

                               AMENDMENT NO. VIII

                     To the Automatic Reinsurance Agreement

                                    Between

                        THE TRAVELERS INSURANCE COMPANY

                                      And

                      SWISS RE LIFE & HEALTH AMERICA INC.

Except as hereinafter specified, all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of June, 1994, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that, effective the 1st day of May, 1999, Exhibit B, Separate Account Mutual Funds, is expanded, as attached.

IN WITNESS WHEREOF, the Company and Swiss Re Life America have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

THE TRAVELERS INSURANCE COMPANY

By:    -s- [ILLEGIBLE]                 Attest: -s- [ILLEGIBLE]
       ----------------------------            -------------------------
Title: Actuary                         Title:  [ILLEGIBLE]
Date:  September 1, 1999               Date:   9/2/99

SWISS RE LIFE & HEALTH AMERICA INC.

By:    -s- [ILLEGIBLE]                 Attest: -s- [ILLEGIBLE]
       ----------------------------            -------------------------
Title: Vice President                  Title:  2nd VP
Date:  Sept 15, 1999                   Date:   9/30/99

                                   EXHIBIT B

                         Separate Account Mutual Funds

STOCK FUNDS
Smith Barney Income & Growth Portfolio              (known as Smith Barney Large Cap Value
                                                      Portfolio as of May 1, 1998)

Alliance Growth Portfolio
American Capital Enterprise Portfolio
Smith Barney International Equity Portfolio
Smith Barney Pacific Basin Portfolio
Smith Barney Total Return Portfolio
AIM Capital Appreciation Portfolio
MFS Emerging Growth Portfolio
Dreyfus Small Cap Portfolio                         (added as of May 1, 1998)
MFS Research Portfolio                              (added as of May 1, 1998)
Salomon Brothers Investors Fund                     (added as of May 1, 1998)
Smith Barney Large Cap Growth Portfolio             (added as of May 1, 1998)
Strategic Stock Portfolio                           (added as of May 1, 1998)
Travelers Disciplined Mid Cap Stock Portfolio       (added as of May 1, 1998)
Travelers Disciplined Small Cap Stock Portfolio     (added as of May 1, 1998)

BOND FUNDS
TBC Managed Income Portfolio
Putnam Diversified Income Portfolio
G.T. Global Strategic Income Portfolio
Smith Barney High Income Portfolio
Travelers Convertible bond Portfolio                (added as of May 1, 1998)

ASSET ALLOC/BALANCED FUNDS
MFS Total Return Portfolio
Salomon Brothers Total Return Fund                  (added as of May 1, 1998)

MONEY FUNDS
Smith Barney Money Market Portfolio

FIXED ACCOUNT
Travelers Fixed Account

SMITH BARNEY SELECT PORTFOLIOS
Select High Growth Portfolio                        (closed for new contracts as of May 1, 1998)
Select Growth Portfolio
Select Balanced Portfolio
Select Conservative Portfolio                       (closed for new contracts as of May 1, 1998)
Select Income Portfolio                             (closed for new contracts as of May 1, 1998)

GREENWICH STREET SERIES FUND
Equity Index Portfolio Class II                     (added as of May 1, 1999)

IN WITNESS WHEREOF, the Company and Swiss Re Life & Health have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

THE TRAVELERS INSURANCE COMPANY

By:    -s- [ILLEGIBLE]                 Attest: -s- [ILLEGIBLE]
       ----------------------------            -------------------------
Title: Actuary                         Title:  Counsel
Date:  July 28, 2000                   Date:   July 28, 2000

SWISS RE LIFE & HEALTH AMERICA INC.

By:    -s- [ILLEGIBLE]                 Attest: -s- [ILLEGIBLE]
       ----------------------------            -------------------------
Title: Vice President                  Title:  EVP
Date:  10/3/00                         Date:   [ILLEGIBLE]

                                AMENDMENT NO. IX

                     To the Automatic Reinsurance Agreement

                                    Between

                        THE TRAVELERS INSURANCE COMPANY

                                      And

                      SWISS RE LIFE & HEALTH AMERICA INC.

Except as hereinafter specified, all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of June, 1994, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that, effective the 31st day of December, 1999, the letter of intent dated January 22, 1999, a copy of which is attached, that terminates this Agreement effective December 31, 2000, is hereby replaced by the terms of this Amendment.

1. Effective the 31st day of December, 1999, Swiss Re Life & Health agrees to accept new business under the terms of this Agreement on applications written in states where approval is pending for the variable annuity product that will replace the products reinsured hereunder. On and after the date particular state approval is received, no new business shall be accepted on applications written in the approved state.

2. Effective the 1st day of April, 2000, the Company shall pay to Swiss Re Life & Health a premium surcharge of 10% on all new business policies written on or after the effective date shown in this Paragraph. Said surcharge shall remain payable for the duration of the reinsurance on all policies originally assessed with the surcharge.

                                                         SWISS RE LIFE & HEALTH

                                       Philip A. Velazquez, FSA
                                       Actuary

Mr. Eric Claprood                      Swiss Re Life & Health America Inc.
Actuarial Manager                      55 E. 52nd Street
Individual Annuities                   New York, New York 10055
The Travelers Life Insurance Company
One Tower Square                       Telephone (212) 317-5122
Hartford, CT 06183-6030                Fax (212) 317-5159
                                       E-mail Philip_Velazquez@swissre.com

                                       January 22, 1999

Dear Eric:

Swiss Re Life & Health America Inc. is making changes to its organization so that it may expand its leadership position in traditional life reinsurance and administrative reinsurance.

Since 1994, Swiss Re Life & Health America Inc. has been providing reinsurance coverage for certain benefit guarantees provided under variable annuity products, such as the Guaranteed Minimum Death Benefit (GMDB) . Some coverage for other benefits under variable annuities has also been provided. As a result of our decision to concentrate our efforts in our core business, we will no longer enter into new reinsurance agreements for GMDB and other benefits on variable annuities. In addition we will be canceling existing agreements for new GMDB business at the earliest possible date permitted under the provisions of the Duration of Agreement Article of each agreement.

This letter will serve as notice that Swiss Re Life & Health America will discontinue reinsurance of new business under the Automatic Reinsurance Agreement of June 1,1994 with The Travelers Insurance Company. The effective date of termination is December 31, 2000, as required under Article XVIII Duration of Agreement.

The Non-Traditional Products (NTP) Staff at Swiss Re Life & Health America will be available through the end of February, 1999 to answer questions you may have about your company's GMDB reinsurance. At a later date we will notify you of the names of your new contacts.

Below are the names of the present NTP Staff and their respective areas of responsibilities.

-     Julia Cornely     (212)-317-5120 - Treaties
-     Alice Goldstein   (212)-317-5114 - Reserves and Monitoring
-     Louis Kyriacou    (212)-317-5133 - Administration
-     Phil Velazquez    (212)-317-5122 - All other inquiries

We hope your Variable Annuity business continues to prosper and we look forward to working with you in other areas.

Sincerely;

-s- [ILLEGIBLE]

Cc Jim Pilgrim

                                AMENDMENT NO. X

               To the Automatic Reinsurance Agreement
                                  (NA4841-94)

                                    Between

                        THE TRAVELERS INSURANCE COMPANY

                                      And

                      SWISS RE LIFE & HEALTH AMERICA INC.

Except as hereinafter specified, all terms and conditions of the Automatic Reinsurance Agreement effective the 1st day of June, 1994, amendments and addenda attached thereto, shall apply, and this Amendment is to be attached to and made a part of the aforesaid Agreement.

It is mutually agreed that Exhibit B, Separate Account Mutual Funds, is expanded, as attached, with effective dates as noted.

IN WITNESS WHEREOF, the Company and Swiss Re Life America have caused their names to be subscribed and duly attested hereunder by their respective Authorized Officers.

THE TRAVELERS INSURANCE COMPANY

By:    -s- [ILLEGIBLE]                 Attest:  -s- [ILLEGIBLE]
       ----------------------------             -------------------------
Title: 2nd VP & Acturay                Title:   Counsel
Date:  12/03/01                        Date:    December 3, 2001

SWISS RE LIFE & HEALTH AMERICA INC.

By:    -s- [ILLEGIBLE]                 Attest:  -s- [ILLEGIBLE]
       ----------------------------             -------------------------
Title: EVP & [ILLEGIBLE] Officer       Title:   Treaty Contracts Analyst
Date:  5/18/01                         Date:    5/18/01

                                   EXHIBIT B

                         Separate Account Mutual Funds

STOCK FUNDS
Smith Barney Income & Growth Portfolio             (known as Smith Barney Large Cap Value
                                                     Portfolio as of May 1, 1998)

Alliance Growth Portfolio
American Capital Enterprise Portfolio
Smith Barney International Equity Portfolio        (merged into Smith Barney International
                                                   All Cap Growth Portfolio as of April 20, 2001)
Smith Barney Pacific Basin Portfolio               (merged into Smith Barney International
                                                   All Cap Growth Portfolio as of April 20, 2001)
Smith Barney Total Return Portfolio
AIM Capital Appreciation Portfolio
MFS Emerging Growth Portfolio
Dreyfus Small Cap Portfolio                        (added as of May 1, 1998)
MFS Research Portfolio                             (added as of May 1, 1998)
Salomon Brothers Investors Fund                    (added as of May 1, 1998)
Smith Barney Large Cap Growth Portfolio            (added as of May 1, 1998)
Strategic Stock Portfolio                          (added as of May 1, 1998)
                                                   (merged into Salomon Brothers Investors Fund as of September 3, 2001)
Travelers Disciplined Mid Cap Stock Portfolio      (added as of May 1, 1998)
Travelers Disciplined Small Cap Stock Portfolio    (added as of May 1, 1998)
                                                   (merged into Salomon Brothers Investors Fund as of September 3, 2001)

BOND FUNDS
TBC Managed Income Portfolio
Putnam Diversified Income Portfolio
G.T. Global Strategic Income Portfolio             (name change to Salomon Brothers Global High Yield Portfolio as of
                                                   July 3, 2000)
Smith Barney High Income Portfolio
Travelers Convertible bond Portfolio               (added as of May 1, 1998)

ASSET ALLOC/BALANCED FUNDS
MFS Total Return Portfolio
Salomon Brothers Total Return Fund                 (added as of May 1, 1998)

MONEY FUNDS
Smith Barney Money Market Portfolio

FIXED ACCOUNT
Travelers Fixed Account

SMITH BARNEY SELECT PORTFOLIOS
Select High Growth Portfolio                 (closed for new contracts as of May 1, 1998)
Select Growth Portfolio
Select Balanced Portfolio
Select Conservative Portfolio                (closed for new contracts as of May 1, 1998)
                                             (merged into Select Balanced Portfolio as of April 27, 2001)
Select Income Portfolio                      (closed for new contracts as of May 1, 1998)
                                             (merged into Select Balanced Portfolio as of April 27, 2001)
Small Cap Growth Opportunities Portfolio     (added as of May 1, 2001)

GREENWICH STREET SERIES FUND
Equity Index Portfolio Class II              (added as of May 1, 1999)
Fundamental Value Portfolio                  (added as of May 1, 2001)
                                             (name change from Total Return Fund as of May 1, 2001)

SMITH BARNEY INVESTMENT SERIES
Large Cap Core Portfolio                     (added as of May 1, 2001)
Premier Selection All Cap Growth Portfolio   (added as of May 1, 2001)

AIM VARIABLE INSURANCE FUNDS
AIM V.I. Value Fund                          (added as of May 1, 2001)

ALLIANCE VARIABLE PRODUCT SERIES
Premier Growth Portfolio - Class B           (added as of May 1, 2001)

AMERICAN VARIABLE INSURANCE SERIES
Global Growth Fund - Class 2                 (added as of May 1, 2001)
Growth Fund - Class 2                        (added as of May 1, 2001)
Growth Income Fund - Class 2                 (added as of May 1, 2001)

Amendment XI to Automatic Reinsurance Agreement # NA4841-94 (Swiss Re #
1151701) effective June 1, 1994 between THE TRAVELERS INSURANCE COMPANY of Hartford, Connecticut ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Stamford, Connecticut ("the Reinsurer").

Effective May 1, 2003, Exhibit B, Separate Account Mutual Funds, is expanded as attached.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

THE TRAVELERS INSURANCE COMPANY

By:    -s- [ILLEGIBLE]                 Attest:  -s- [ILLEGIBLE]
       ----------------------------             -------------------------
Title: 2nd VP & Actuary                Title:   Actuary
Date:  8/6/03                          Date:    9/9/03

SWISS RE LIFE & HEALTH AMERICA INC.

By:    -s- [ILLEGIBLE]                 Attest:  -s-[ILLEGIBLE]
       ----------------------------             -------------------------
Title: Vice President                  Title:   Executive Vice President
Date:  6/19/03                         Date:    6/24/03

                                   EXHIBIT B

                         Separate Account Mutual Funds

STOCK FUNDS
Smith Barney Income & Growth Portfolio                   (known as Smith Barney Large Cap Value Portfolio as of May 1, 1998)

Alliance Growth Portfolio
American Capital Enterprise Portfolio                    (name change to Van Kampen American Capital Enterprise as of May 1, 1997)
                                                         (name change to Van Kampen American Enterprise as of May 1, 1999)

Smith Barney International Equity Portfolio              (merged into Smith Barney International All Cap Growth Portfolio as of
                                                         April 20, 2001)

Smith Barney Pacific Basin Portfolio                     (merged into Smith Barney International All Cap Growth Portfolio as of
                                                         April 20, 2001)

AIM Capital Appreciation Portfolio
MFS Emerging Growth Portfolio
Dreyfus Small Cap Portfolio                              (added as of May 1, 1998)
                                                         (name change to Dreyfus Variable Investment Fund - Developing Leaders
                                                         Portfolio - Initial Shares, and investment objective change as of January 1, 2003)

MFS Research Portfolio                                   (added as of May 1, 1998)
Salomon Brothers Investors Fund                          (added as of May 1, 1998)
Smith Barney Large Cap Growth Portfolio                  (added as of May 1, 1998)
Strategic Stock Portfolio                                (added as of May 1, 1998)
                                                         (merged into Salomon Brothers Investors Fund as of September 3, 2001)

Travelers Disciplined Mid Cap Stock Portfolio            (added as of May 1, 1998)
Travelers Disciplined Small Cap Stock Portfolio          (added as of May 1, 1998)
                                                         (merged into Salomon Brothers Investors Fund as of September 3, 2001)

BOND FUNDS
TBC Managed Income Portfolio
Putnam Diversified Income Portfolio
G.T. Global Strategic Income Portfolio        (name change to Salomon Brothers Global
                                              High Yield Portfolio as of July 3, 2000)
                                              (name change to Salomon Brothers Strategic Bond Fund as of June 1, 2002)
Smith Barney High Income Portfolio
Travelers Convertible bond Portfolio          (added as of May 1, 1998)
                                              (Name change to Convertible Securities Portfolio as of May 1, 2002)

ASSET ALLOC/BALANCED FUNDS
MFS Total Return Portfolio
Salomon Brothers Total Return Fund            (added as of May 1, 1998)

Money Funds
Smith Barney Money Market Portfolio

FIXED ACCOUNT
Travelers Fixed Account

SMITH BARNEY SELECT PORTFOLIOS
Select High Growth Portfolio                  (closed for new contracts as of May 1, 1998) (Reopened as of May 1, 2003)

Select Growth Portfolio
Select Balanced Portfolio                     (closed for new contracts as of May 1, 1998)
Select Conservative Portfolio                 (merged into Select Balanced Portfolio as of April 27, 2001)

Select Income Portfolio                       (closed for new contracts as of May 1,
                                              1998) (merged into Select Balanced Portfolio as of April 27, 2001)

Small Cap Growth Opportunities Portfolio      (added as of May 1, 2001)

GREENWICH STREET SERIES FUND
Equity Index Portfolio Class II               (added as of May 1, 1999)
Fundamental Value Portfolio                   (added as of May 1, 2001)
                                              (name change from Total Return Fund as of May 1, 2001)

SMITH BARNEY INVESTMENT SERIES
Large Cap Core Portfolio                      (added as of May 1, 2001)
Premier Selection All Cap Growth Portfolio    (added as of May 1, 2001)

AIM VARIABLE INSURANCE FUNDS
AIM V.I. Value Fund                           (added as of May 1, 2001)
                                              (name change to AIM V.I. Premier Equity Fund Series I as of May 1, 2002)

ALLIANCE VARIABLE PRODUCT SERIES
Premier Growth Portfolio - Class B            (added as of May 1, 2001)
                                              (Series name change to: AllianceBernstein Variable Product Series Fund, Inc.
                                               and fund name change to: AllianceBernstein Premier Growth Portfolio -
                                               Class B as of May 1, 2003)

AMERICAN VARIABLE INSURANCE SERIES
Global Growth Fund - Class 2                  (added as of May 1, 2001)
Growth Fund - Class 2                         (added as of May 1, 2001)
Growth Income Fund - Class 2                  (added as of May 1, 2001)

Amendment XII to Automatic Reinsurance Agreement # NA4841-94 (Swiss Re # 1151701) effective June 1, 1994 between THE TRAVELERS INSURANCE COMPANY of Hartford, Connecticut ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Stamford, Connecticut ("the Reinsurer").

Effective July 1, 2003, Exhibit B, Separate Account Mutual Funds, is expanded as attached.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

THE TRAVELERS INSURANCE COMPANY

By:    -s-  [ILLEGIBLE]                 Attest: -s-  [ILLEGIBLE]
       ----------------------------             -------------------------
Title: 2nd VP & Actuary                 Title:  VP & Actuary
Date:  11/11/03                         Date:   11/11/03

SWISS RE LIFE & HEALTH AMERICA INC.

By:    -s - [ILLEGIBLE]                 Attest: -s- [ILLEGIBLE]
       ----------------------------             -------------------------
Title: Executive Vice President         Title:  VP & [ILLEGIBLE] Actuary
Date:  8/7/03                           Date:   8/7/03

                                   EXHIBIT B

                         Separate Account Mutual Funds

STOCK FUNDS
Smith Barney Income & Growth Portfolio             (known as Smith Barney Large Cap Value
                                                   Portfolio as of May 1, 1998)
                                                   (Investment Objective Change as of July 1, 2003)

Alliance Growth Portfolio
American Capital Enterprise Portfolio              (name change to Van Kampen American
                                                   Capital Enterprise as of May 1, 1997)
                                                   (name change to Van Kampen American Enterprise as of May 1, 1999)

Smith Barney International Equity Portfolio        (merged into Smith Barney International
                                                   All Cap Growth Portfolio as of April 20, 2001)

Smith Barney Pacific Basin Portfolio               (merged into Smith Barney International
                                                   All Cap Growth Portfolio as of April 20, 2001)
AIM Capital Appreciation Portfolio
MFS Emerging Growth Portfolio
Dreyfus Small Cap Portfolio                        (added as of May 1, 1998)
                                                   (name change to Dreyfus Variable Investment Fund - Developing
                                                   Leaders Portfolio - Initial Shares, and investment objective change as of
                                                   January 1, 2003)

MFS Research Portfolio                             (added as of May 1, 1998)
Salomon Brothers Investors Fund                    (added as of May 1, 1998)
Smith Barney Large Cap Growth Portfolio            (added as of May 1, 1998)

Strategic Stock Portfolio                          (added as of May 1, 1998)
                                                   (merged into Salomon Brothers Investors Fund as of September 3, 2001)
Travelers Disciplined Mid Cap Stock Portfolio      (added as of May 1, 1998)
Travelers Disciplined Small Cap Stock Portfolio    (added as of May 1, 1998)
                                                   (merged into Salomon Brothers Investors Fund as of September 3, 2001)

BOND FUNDS
TBC Managed Income Portfolio
                                                   (name change to Pioneer Strategic Income
Putnam Diversified Income Portfolio                Portfolio as of July 1, 2003)
                                                   (Subadvisor Change and Investment Objective Change as of July 1, 2003)

G.T. Global Strategic Income Portfolio             (name change to Salomon Brothers Global
                                                    High Yield Portfolio as of July 3, 2000) (name change to Salomon
                                                    Brothers Strategic Bond Fund as of June 1, 2002)
Smith Barney High Income Portfolio
Travelers Convertible bond Portfolio               (added as of May 1, 1998)
                                                   (Name change to Convertible Securities Portfolio as of May 1, 2002)

ASSET ALLOC/Balanced FUNDS
MFS Total Return Portfolio
Salomon Brothers Total Return Fund                 (added as of May 1, 1998)

MONEY FUNDS
Smith Barney Money Market Portfolio

FIXED ACCOUNT
Travelers Fixed Account

SMITH BARNEY SELECT PORTFOLIOS
Select High Growth Portfolio                       (closed for new contracts as of May 1, 1998)
                                                   (Reopened as of May 1, 2003)
Select Growth Portfolio
Select Balanced Portfolio
Select Conservative Portfolio                      (closed for new contracts as of May 1, 1998)
                                                   (merged into Select Balanced Portfolio as of April 27, 2001)

Select Income Portfolio                            (closed for new contracts as of May 1, 1998)
                                                   (merged into Select Balanced Portfolio as of April 27, 2001)

Small Cap Growth Opportunities Portfolio           (added as of May 1, 2001)

GREENWICH STREET SERIES FUND
Equity Index Portfolio Class II                    (added as of May 1, 1999)

Amendment XIII to Automatic Reinsurance Agreement # NA4841-94 (Swiss Re # 1151701) effective June 1, 1994 between THE TRAVELERS INSURANCE COMPANY of Hartford, Connecticut ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Stamford, Connecticut ("the Reinsurer").

Effective November 15, 2003, Exhibit B, Separate Account Mutual Funds, is expanded as attached.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

THE TRAVELERS INSURANCE COMPANY

By:    -s-  [ILLEGIBLE]                 Attest: -s- [ILLEGIBLE]
       ----------------------------             -------------------------
Title: 2nd VP & Actuary                 Title:  VP & Actuary
Date:  11/11/03                         Date:   [ILLEGIBLE]

SWISS RE LIFE & HEALTH AMERICA INC.

By:    -s- [ILLEGIBLE]                  Attest: -s- [ILLEGIBLE]
       ----------------------------             -------------------------
Title: Executive Vice President         Title:  VP [ILLEGIBLE] Actuary
Date:  9/24/03                          Date:   [ILLEGIBLE]

Fundamental Value Portfolio                  (added as of May 1, 2001)
                                             (name change from Total Return Fund as of May 1, 2001)

SMITH BARNEY INVESTMENT SERIES
Large Cap Core Portfolio                     (added as of May 1, 2001)
Premier Selection All Cap Growth Portfolio   (added as of May 1, 2001)

AIM VARIABLE INSURANCE FUNDS
AIM V.I. Value Fund                          (added as of May 1, 2001)
                                             (name change to AIM V.I. Premier Equity
                                             Fund Series I as of May 1, 2002)

ALLIANCE VARIABLE PRODUCT SERIES
Premier Growth Portfolio - Class B           (added as of May 1, 2001)
                                             (Series name change to: AllianceBernstein
                                             Variable Product Series Fund, Inc. and fund
                                             name change to: AllianceBernstein Premier
                                             Growth Portfolio - Class B as of May 1, 2003)

AMERICAN VARIABLE INSURANCE SERIES
Global Growth Fund - Class 2                 (added as of May 1, 2001)
Growth Fund - Class 2                        (added as of May 1, 2001)
Growth Income Fund - Class 2                 (added as of May 1, 2001)

                                   EXHIBIT B

                         Separate Account Mutual Funds

STOCK FUNDS
Smith Barney Income & Growth Portfolio          (known as Smith Barney Large Cap Value
                                                Portfolio as of May 1, 1998)
                                                (Investment Objective Change as of July 1, 2003)

Alliance Growth Portfolio
American Capital Enterprise Portfolio           (name change to Van Kampen American
                                                Capital Enterprise as of May 1, 1997) (name
                                                change to Van Kampen American Enterprise as
                                                of May 1, 1999)

Smith Barney International Equity Portfolio     (merged into Smith Barney International
                                                All Cap Growth Portfolio as of April 20, 2001)

Smith Barney Pacific Basin Portfolio            (merged into Smith Barney International
                                                All Cap Growth Portfolio as of April 20, 2001)

AIM Capital Appreciation Portfolio
MFS Emerging Growth Portfolio
Dreyfus Small Cap Portfolio                     (added as of May 1, 1998)
                                                (name change to Dreyfus Variable Investment
                                                Fund - Developing Leaders Portfolio - Initial
                                                Shares, and investment objective change as of
                                                January 1, 2003)

MFS Research Portfolio                          (added as of May 1, 1998)
                                                (name, subadvisor and investment objective
                                                change to Merrill Large Cap Core Portfolio
                                                effective November 15, 2003)

Salomon Brothers Investors Fund                 (added as of May 1, 1 998)
Smith Barney Large Cap Growth Portfolio         (added as of May 1, 1998)

Strategic Stock Portfolio                       (added as of May 1, 1998)
                                                (merged into Salomon Brothers Investors Fund
                                                as of September 3, 2001)

Travelers Disciplined Mid Cap Stock Portfolio   (added as of May 1, 1998)

                                   EXHIBIT B
                                  (Continued)

Travelers Disciplined Small Cap Stock Portfolio   (added as of May 1, 1998)
                                                  (merged into Salomon Brothers Investors Fund as
                                                  of September 3, 2001)

BOND FUNDS
TBC Managed Income Portfolio
Putnam Diversified Income Portfolio               (name change to Pioneer Strategic Income
                                                  Portfolio as of July 1, 2003) (Subadvisor Change
                                                  and Investment Objective Change as of July 1, 2003)

G.T. Global Strategic Income Portfolio            (name change to Salomon Brothers Global
                                                  High Yield Portfolio as of July 3, 2000) (name
                                                  change to Salomon Brothers Strategic Bond Fund
                                                  as of June 1, 2002)
Smith Barney High Income Portfolio
Travelers Convertible bond Portfolio              (added as of May 1, 1998)
                                                  (Name change to Convertible Securities Portfolio
                                                  as of May 1, 2002)

ASSET ALLOC/BALANCED FUNDS
MFS Total Return Portfolio
Salomon Brothers Total Return Fund                (added as of May 1, 1 998)

MONEY FUNDS
Smith Barney Money Market Portfolio

FIXED ACCOUNT
Travelers Fixed Account

SMITH BARNEY SELECT PORTFOLIOS
Select High Growth Portfolio                      (closed for new contracts as of May 1, 1998)
                                                  (Reopened as of May 1, 2003)

Select Growth Portfolio
Select Balanced Portfolio
Select Conservative Portfolio                     (closed for new contracts as of May 1,
                                                  1998) (merged into Select Balanced Portfolio as
                                                  of April 27, 2001)

                                   EXHIBIT B
                                  (Continued)

Select Income Portfolio                         (closed for new contracts as of May 1,
                                                1998) (merged into Select Balanced
                                                Portfolio as of April 27, 2001)

Small Cap Growth Opportunities Portfolio        (added as of May 1, 2001)

GREENWICH STREET SERIES FUND
Equity Index Portfolio Class II                 (added as of May 1, 1999)
Fundamental Value Portfolio                     (added as of May 1, 2001)
                                                (name change from Total Return Fund
                                                as of May 1, 2001)

SMITH BARNEY INVESTMENT SERIES
Large Cap Core Portfolio                        (added as of May 1, 2001)
Premier Selection All Cap Growth Portfolio      (added as of May 1, 2001)

AIM VARIABLE INSURANCE FUNDS
AIM V.I. Value Fund                             (added as of May 1, 2001)
                                                (name change to AIM V.I. Premier
                                                Equity Fund Series I as of May 1, 2002)

ALLIANCE VARIABLE PRODUCT SERIES
Premier Growth Portfolio - Class B              (added as of May 1, 2001)
                                                (Series name change to: AllianceBernstein
                                                Variable Product Series Fund, Inc. and
                                                fund name change to: AllianceBernstein
                                                Premier Growth Portfolio - Class B as
                                                of May 1, 2003)

AMERICAN VARIABLE INSURANCE SERIES
Global Growth Fund - Class 2                    (added as of May 1, 2001)
Growth Fund - Class 2                           (added as of May 1, 2001)
Growth Income Fund - Class 2                    (added as of May 1, 2001)

Amendment XIV to Automatic Reinsurance Agreement # NA4841-94 (Swiss Re # 1151701) effective June 1, 1994 between THE TRAVELERS INSURANCE COMPANY of Hartford, Connecticut ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Stamford, Connecticut ("the Reinsurer").

Effective May 2, 2005, Exhibit B, Separate Account Mutual Funds, is expanded as attached.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

THE TRAVELERS INSURANCE COMPANY

By    -s-  [ILLEGIBLE]                     By
      ---------------------------------          -------------------------------
Title Director                             Title
                                                 -------------------------------
Date  11/3/05                              Date
                                                 -------------------------------

SWISS RE LIFE & HEALTH AMERICA INC.

By    -s- [ILLEGIBLE]                      By    -s- [ILLEGIBLE]
      ---------------------------------          -------------------------------
Title  CFO                                 Title 2VP
Date   7/18/05                             Date  7/18/05

                                   EXHIBIT B

                         Separate Account Mutual Funds

STOCKFUNDS
Smith Barney Income & Growth Portfolio            (known as Smith Barney Large Cap
                                                  Value Portfolio as of May 1, 1998)
                                                  (Investment Objective Change as of
                                                  July 1, 2003)

Alliance Growth Portfolio                         (name change to Strategic Equity
                                                  Portfolio as of September 15, 2003)

American Capital Enterprise Portfolio             (name change to Van Kampen
                                                  American Capital Enterprise as of
                                                  May 1, 1997)
                                                  (name change to Van Kampen American
                                                  Enterprise as of May 1, 1999)

Smith Barney International Equity Portfolio       (merged into Smith Barney
                                                  International All Cap Growth
                                                  Portfolio as of April 20, 2001)

Smith Barney Pacific Basin Portfolio              (merged into Smith Barney
                                                  International All Cap Growth
                                                  Portfolio as of April 20, 2001)

AIM Capital Appreciation Portfolio

MFS Emerging Growth Portfolio                     (merged into MFS Mid Cap Growth
                                                  Portfolio as of February 25, 2005)

MFS Mid Cap Growth Portfolio                      (added as of February 13, 2005)

MFS Research Portfolio                            (added as of May 1, 1998)
                                                  (name, subadvisor and investment objective
                                                  change to Merrill Lynch Large Cap Core
                                                  Portfolio effective November 15, 2003).
                                                  (name change to Mercury Large Cap Core
                                                  Portfolio as of May 2, 2005)

Dreyfus Small Cap Portfolio                       (added as of May 1, 1998) (name
                                                  change to Dreyfus Variable Investment Fund -
                                                  Developing Leaders Portfolio - Initial Shares, and
                                                  investment objective change as of January 1, 2003)

                                   EXHIBIT B

                                  (Continued)

Salomon Brothers Investors Fund                       (added as of May 1, 1998)

Smith Barney Large Cap Growth Portfolio               (added as of May 1, 1998)
Strategic Stock Portfolio                             (added as of May 1, 1998),(merged
                                                      into Salomon Brothers Investors
                                                      Fund as of September 3, 2001)

Travelers Disciplined Mid Cap Stock Portfolio         (added as of May 1, 1998)
Travelers Disciplined Small Cap Stock Portfolio       (added as of May 1, 1998) (merged
                                                      into Salomon Brothers Investors
                                                      Fund as of September 3, 2001)
BOND FUNDS
TBC Managed Income Portfolio                          (name change to Travelers
                                                      Managed Income Portfolio as of May 1999).
Putnam Diversified Income Portfolio                   (name change to Pioneer Strategic
                                                      Income Portfolio as of July 1, 2003).
                                                      (Subadvisor Change and Investment
                                                      Objective Change as of July 1, 2003)

G.T. Global Strategic Income Portfolio                (name change to Salomon Brothers
                                                      Global High Yield Portfolio as of July 3, 2000).
                                                      (name change to Salomon Brothers Strategic
                                                      Total Return Bond Fund as of June 1, 2002)
Smith Barney High Income Portfolio

Travelers Convertible bond Portfolio                  (added as of May 1, 1998). (name
                                                      change to Convertible Securities
                                                      Portfolio as of May 1, 2002)
ASSET ALLOC/BALANCED FUNDS
MFS Total Return Portfolio
Salomon Brothers Total Return Fund                    (added as of May 1, 1998)

MONEY FUNDS
Smith Barney Money Market Portfolio

FIXED ACCOUNT
Travelers Fixed Account

Amendment XV to Automatic Reinsurance Agreement # NA4841-94 (Swiss Re # 1151701) effective June 1, 1994 between THE TRAVELERS INSURANCE COMPANY of Hartford, Connecticut ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Stamford, Connecticut ("the Reinsurer").

Effective May 1, 2006, Exhibit B, Separate Account Mutual Funds, is revised as attached.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

THE TRAVELERS INSURANCE COMPANY*

By -s- [ILLEGIBLE]
   -------------------------------

Title AVP &  [ILLEGIBLE]

Date 5/18/06

SWISS RE LIFE & HEALTH AMERICA INC.

By  -s- [ILLEGIBLE]                      By -s- [ILLEGIBLE]
    -------------------------------         -----------------------------------
Title Head of Protucts                 Title 2VP
Date 5/12/06                           Date 5/15/06

[ILLEGIBLE] * Name changed on 5/1/06 to MetLife Insurance Company [ILLEGIBLE] of Connecticut.

                                   EXHIBIT B

                         SEPARATE ACCOUNT MUTUAL FUNDS

STOCK FUNDS
Smith Barney Income & Growth Portfolio
     -    Effective May 1, 1998, known as Smith Barney Large Cap Value
          Portfolio
     -    Effective July 1, 2003, Investment Objective Change
     - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE LARGE CAP VALUE PORTFOLIO

Alliance Growth Portfolio
     -    Effective September 15, 2003, name change to Strategic Equity
          Portfolio
     - EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: METROPOLITAN SERIES FUND; NEW FUND NAME: FI LARGE CAP PORTFOLIO - (CLASS A SHARES)

American Capital Enterprise Portfolio
     -    Effective May 1, 1997, name change to Van Kampen American Capital
     -    Effective May 1, 1999, name change to Van Kampen American Enterprise
     - EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: METROPOLITAN SERIES FUND; NEW FUND NAME: CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO - (CLASS A SHARES)

Smith Barney International Equity Portfolio
     - Effective April 20, 2001, merged into Smith Barney International All Cap Growth Portfolio
     - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE INTERNATIONAL ALL CAP GROWTH PORTFOLIO

Smith Barney Pacific Basin Portfolio
     - Effective April 20, 2001, merged into Smith Barney International All Cap Growth Portfolio

AIM Capital Appreciation Portfolio
     - EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: MET INVESTORS SERIES TRUST; NEW FUND NAME: MET/AIM CAPITAL APPRECIATION PORTFOLIO - (CLASS A SHARES)

MFS Emerging Growth Portfolio
     -    Effective February 25, 2005, merged into MFS Mid Cap Growth Portfolio

MFS Mid Cap Growth Portfolio
     -    Added as of February 13, 2005
     - EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: METROPOLITAN SERIES FUND; NEW FUND NAME: BLACKROCK AGGRESSIVE GROWTH PORTFOLIO - (CLASS D SHARES)

                                   EXHIBIT B
                                  (Continued)

MFS Research Portfolio
     -    Added as of May 1, 1998
     - Effective November 15, 2003, name, subadvisor and investment objective change to Merrill Lynch Large Cap Core Portfolio
     -    Effective May 2, 2005, name change to Mercury Large Cap Core
          Portfolio
     - EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: MET INVESTORS SERIES TRUST; NEW FUND NAME: MERCURY LARGE-CAP CORE PORTFOLIO - (CLASS A SHARES)

Dreyfus Small Cap Portfolio
     -    Added as of May 1, 1998
     - Effective January 1, 2003, name change to Dreyfus Variable Investment Fund - Developing Leaders Portfolio - Initial Shares, and investment objective change

Salomon Brothers Investors Fund
     -    Added as of May 1, 1998
     - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE INVESTORS FUND - (CLASS I SHARES)

Smith Barney Large Cap Growth Portfolio
     -    Added as of May 1, 1998
     - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE LARGE CAP GROWTH PORTFOLIO

Strategic Stock Portfolio
     -    Added as of May 1, 1998
     -    Effective September 3, 2001, merged into Salomon Brothers Investors
          Fund

Travelers Disciplined Mid Cap Stock Portfolio
     -    Added as of May 1, 1998
     - EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: MET INVESTORS SERIES TRUST; NEW FUND NAME: BATTERYMARCH MID-CAP STOCK PORTFOLIO - (CLASS A SHARES)

Travelers Disciplined Small Cap Stock Portfolio
     -    Added as of May 1, 1998
     -    Effective September 3, 2001, merged into Salomon Brothers Investors
          Fund

BOND FUNDS
TBC Managed Income Portfolio
     -    Effective May 1999, name change to Travelers Managed Income
     - EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: METROPOLITAN SERIES FUND; NEW FUND NAME: BLACKROCK BOND INCOME PORTFOLIO - (CLASS E SHARES)

                                   EXHIBIT B
                                  (Continued)

Putnam Diversified Income Portfolio
     -    Effective July 1, 2003, name change to Pioneer Strategic Income
          Portfolio
     -    Effective July 1, 2003, Subadvisor Change and Investment Objective
          Change
     - EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: MET INVESTORS SERIES TRUST; NEW FUND NAME: PIONEER STRATEGIC INCOME PORTFOLIO - (CLASS A SHARES)

G.T. Global Strategic Income Portfolio
     - Effective July 3, 2000, name change to Salomon Brothers Global High Yield Portfolio
     - Effective June 1, 2002, name change to Salomon Brothers Strategic Total Return Bond Fund
     - EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: METROPOLITAN SERIES FUND; NEW FUND NAME: WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO - (CLASS A SHARES)

Smith Barney High Income Portfolio
     - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE HIGH INCOME PORTFOLIO

Travelers Convertible bond Portfolio
     -    Added as of May 1, 1998
     -    Effective May 1, 2002, name change to Convertible Securities
          Portfolio
     - EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: MET INVESTORS SERIES TRUST; NEW FUND NAME: LORD ABBETT BOND DEBENTURE PORTFOLIO - (CLASS A SHARES)

ASSET ALLOC/BALANCED FUNDS
MFS Total Return Portfolio
     - EFFECTIVE MAY 1, 2006, MERGED INTO NEW TRUST: METROPOLITAN SERIES FUND; NEW FUND NAME: MFS TOTAL RETURN PORTFOLIO - (CLASS F SHARES)

Salomon Brothers Total Return Fund
     -    Added as of May 1, 1998
     - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE TOTAL RETURN PORTFOLIO - (CLASS I SHARES)

MONEY FUNDS
Smith Barney Money Market Portfolio
     - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE MONEY MARKET PORTFOLIO

FIXED ACCOUNT
Travelers Fixed Account

SMITH BARNEY SELECT PORTFOLIOS
   - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS LIFESTYLE SERIES, INC.

                                   EXHIBIT B
                                  (Continued)

Select High Growth Portfolio
     -    Closed for new contracts as of May 1, 1998
     -    Reopened as of May 1, 2003
     - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE LIFESTYLE HIGH GROWTH PORTFOLIO

Select Growth Portfolio
     - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE LIFESTYLE GROWTH PORTFOLIO

Select Balanced Portfolio
     - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE LIFESTYLE BALANCED PORTFOLIO

Select Conservative Portfolio
     -    Closed for new contracts as of May 1, 1998
     -    Effective April 27, 2001, merged into Select Balanced Portfolio

Select Income Portfolio
     -    Closed for new contracts as of May 1, 1998
     -    Effective April 27, 2001, merged into Select Balanced Portfolio

Small Cap Growth Opportunities Portfolio
     -    Added as of May 1, 2001
     - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO

GREENWICH STREET SERIES FUND
     - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE PORTFOLIOS II

Equity Index Portfolio Class II
     -    Added as of May 1, 1999
     - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE EQUITY INDEX PORTFOLIO - (CLASS II SHARES)

Fundamental Value Portfolio
     -    Added as of May 1, 2001
     -    Effective May 1, 2001, name change from Total Return Fund
     - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE FUNDAMENTAL VALUE PORTFOLIO

SMITH BARNEY INVESTMENT SERIES
     -    EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS INVESTMENT
          SERIES

                                   EXHIBIT B
                                  (Continued)

Large Cap Core Portfolio
     -    Added as of May 1, 2001
     - Effective October 15, 2004, name change to Smith Barney Dividend Strategy Portfolio
     - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE DIVIDEND STRATEGY PORTFOLIO

Premier Selection All Cap Growth Portfolio
     -    Added as of May 1, 2001
     - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS VARIABLE PREMIER SELECTIONS ALL CAP GROWTH PORTFOLIO

AIM VARIABLE INSURANCE FUNDS
AIM V.I. Value Fund
     -    Added as of May 1, 2001
     -    Effective May 1, 2002, name change to AIM V.I. Premier Equity Fund
          Series I
     -    EFFECTIVE MAY 1, 2006, MERGED INTO AIM VI CORE EQUITY FUND SERIES I

ALLIANCE VARIABLE PRODUCT SERIES
Premier Growth Portfolio - Class B
     -    Added as of May 1, 2001
     - Effective May 1, 2003, series name change to: AllianceBernstein Variable Product Series Fund, Inc. and fund name change to:
          AllianceBernstein Premier Growth Portfolio - Class B
     - As of May 2, 2005, name change to AllianceBernstein Large-Cap Growth Portfolio-Class B
     - EFFECTIVE MAY 1, 2006, FUND SUBSTITUTED BY NEW TRUST: METROPOLITAN SERIES FUND; NEW FUND NAME: T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO - (CLASS B SHARES)

AMERICAN VARIABLE INSURANCE SERIES
Global Growth Fund - Class 2
     -    Added as of May 1, 2001

Growth Fund - Class 2
     -    Added as of May 1, 2001

Growth Income Fund - Class 2
     -    Added as of May 1, 2001

Amendment XVI to Automatic Reinsurance Agreement # NA4841-94 (Swiss Re # 1151701) effective June 1, 1994 between METLIFE INSURANCE COMPANY OF CONNECTICUT of Hartford, Connecticut ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Stamford, Connecticut ("the Reinsurer").

Effective November 13, 2006, Exhibit B, Separate Account Mutual Funds, is revised as attached.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

METLIFE INSURANCE COMPANY OF CONNECTICUT

By    -s- [ILLEGIBLE]                   By    -s- [ILLEGIBLE]
      -------------------------------         ----------------------------------
Title AVP & Actuary                     Title Actuary
Date  1/22/07                           Date  1/30/07

SWISS BE LIFE & HEALTH AMERICA INC.

By    -s- [ILLEGIBLE]                   By    -s- [ILLEGIBLE]
      --------------------------------        ---------------------------------
Title Managing Director                 Title 2VP
Date  12/7/06                           Date  12/4/00

                                   EXHIBIT B

                         SEPARATE ACCOUNT MUTUAL FUNDS

STOCK FUNDS
Smith Barney Income & Growth Portfolio
     -     Effective May 1, 1998, known as Smith Barney Large Cap Value
           Portfolio
     -     Effective July 1, 2003, Investment Objective Change
     - Effective May 1, 2006, name change to Legg Mason Partners Variable Large Cap Value Portfolio

Alliance Growth Portfolio
     -     Effective September 15,2003, name change to Strategic Equity
           Portfolio
     - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: Fl Large Cap Portfolio - (Class A Shares)

American Capital Enterprise Portfolio
     -     Effective May 1, 1997, name change to Van Kampen American Capital
     -     Effective May 1, 1999, name change to Van Kampen American Enterprise
     - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: Capital Guardian U.S. Equity Portfolio - (Class A Shares)

Smith Barney International Equity Portfolio
     - Effective April 20, 2001, merged into Smith Barney International All Cap Growth Portfolio
     - Effective May 1, 2006, name change to Legg Mason Partners Variable International All Cap Growth Portfolio

Smith Barney Pacific Basin Portfolio
     - Effective April 20, 2001, merged into Smith Barney International All Cap Growth Portfolio

AIM Capital Appreciation Portfolio
     - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Met/AIM Capital Appreciation Portfolio - (Class A Shares)

MFS Emerging Growth Portfolio
     -     Effective February 25, 2005, merged into MFS Mid Cap Growth Portfolio

MFS Mid Cap Growth Portfolio
     -     Added as of February 13, 2005
     - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: BlackRock Aggressive Growth Portfolio - (Class D Shares)

                                   EXHIBIT B
                                  (Continued)

MFS Research Portfolio
     -     Added as of May 1, 1998
     - Effective November 15, 2003, name, subadvisor and investment objective change to Merrill Lynch Large Cap Core Portfolio
     -     Effective May 2, 2005, name change to Mercury Large Cap Core
           Portfolio
     - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Mercury Large-Cap Core Portfolio - (Class A Shares)
     - EFFECTIVE NOVEMBER 13, 2006, FUND NAME CHANGE TO BLACKROCK LARGE CAP CORE PORTFOLIO

Dreyfus Small Cap Portfolio
     -     Added as of May 1, 1998
     - Effective January 1, 2003, name change to Dreyfus Variable Investment Fund -Developing Leaders Portfolio - Initial Shares, and investment objective change

Salomon Brothers Investors Fund
     -     Added as of May 1, 1998
     - Effective May 1, 2006, name change to Legg Mason Partners Variable Investors Fund - (Class I Shares)

Smith Barney Large Cap Growth Portfolio
     -     Added as of May 1, 1998
     - Effective May 1, 2006, name change to Legg Mason Partners Variable Large Cap Growth Portfolio

Strategic Stock Portfolio
     -     Added as of May 1, 1998
     -     Effective September 3, 2001, merged into Salomon Brothers Investors
           Fund

Travelers Disciplined Mid Cap Stock Portfolio
     -     Added as of May 1, 1998
     - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Batterymarch Mid-Cap Stock Portfolio - (Class A Shares)

Travelers Disciplined Small Cap Stock Portfolio
     -     Added as of May 1, 1998
     -     Effective September 3, 2001, merged into Salomon Brothers
           Investors Fund

BOND FUNDS
TBC Managed Income Portfolio
     -     Effective May 1999, name change to Travelers Managed Income
     - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: BlackRock Bond Income Portfolio - (Class E Shares)

                                   EXHIBIT B
                                  (Continued)

Putnam Diversified Income Portfolio
     -     Effective July 1, 2003, name change to Pioneer Strategic Income
           Portfolio
     -     Effective July 1, 2003, Subadvisor Change and Investment Objective
           Change
     - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Pioneer Strategic Income Portfolio - (Class A Shares)

G.T. Global Strategic Income Portfolio
     - Effective July 3, 2000, name change to Salomon Brothers Global High Yield Portfolio
     - Effective June 1, 2002, name change to Salomon Brothers Strategic Total Return Bond Fund
     - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: Western Asset Management Strategic Bond Opportunities Portfolio - (Class A Shares)

Smith Barney High Income Portfolio
     - Effective May 1, 2006, name change to Legg Mason Partners Variable High Income Portfolio

Travelers Convertible bond Portfolio
     -     Added as of May 1, 1998
     -     Effective May 1, 2002, name change to Convertible Securities
           Portfolio
     - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Lord Abbett Bond Debenture Portfolio - (Class A Shares)

ASSET ALLOC/BALANCED FUNDS
MFS Total Return Portfolio
     - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: MFS Total Return Portfolio - (Class F Shares)

Salomon Brothers Total Return Fund
     -     Added as of May 1, 1998
     - Effective May 1, 2006, name change to Legg Mason Partners Variable Total Return Portfolio - (Class I Shares)

MONEY FUNDS
Smith Barney Money Market Portfolio
     - Effective May 1, 2006, name change to Legg Mason Partners Variable Money Market Portfolio

FIXED ACCOUNT
Travelers Fixed Account

SMITH BARNEY SELECT PORTFOLIOS
     - EFFECTIVE MAY 1, 2006, NAME CHANGE TO LEGG MASON PARTNERS LIFESTYLE SERIES, INC.

                                   EXHIBIT B
                                  (Continued)

Select High Growth Portfolio
     -     Closed for new contracts as of May 1, 1998
     -     Reopened as of May 1, 2003
     - Effective May 1, 2006, name change to Legg Mason Partners Variable Lifestyle High Growth Portfolio

Select Growth Portfolio
     - Effective May 1, 2006, name change to Legg Mason Partners Variable Lifestyle Growth Portfolio

Select Balanced Portfolio
     - Effective May 1, 2006, name change to Legg Mason Partners Variable Lifestyle Balanced Portfolio

Select Conservative Portfolio
     -     Closed for new contracts as of May 1, 1998
     -     Effective April 27, 2001, merged into Select Balanced Portfolio

Select Income Portfolio
     -     Closed for new contracts as of May 1, 1998
     -     Effective April 27, 2001, merged into Select Balanced Portfolio

Small Cap Growth Opportunities Portfolio
     -     Added as of May 1, 2001
     - Effective May 1, 2006, name change to Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio

GREENWICH STREET SERIES FUND
     - Effective May 1, 2006, name change to Legg Mason Partners Variable Portfolios II

Equity Index Portfolio Class II
     -     Added as of May 1, 1999
     - Effective May 1, 2006, name change to Legg Mason Partners Variable Equity Index Portfolio - (Class II Shares)

Fundamental Value Portfolio
     -     Added as of May 1, 2001
     -     Effective May 1, 2001, name change from Total Return Fund
     - Effective May 1, 2006, name change to Legg Mason Partners Variable Fundamental Value Portfolio

SMITH BARNEY INVESTMENT SERIES
     -     Effective May 1, 2006, name change to Legg Mason Partners Investment
           Series

                                   EXHIBIT B
                                  (Continued)

Large Cap Core Portfolio
     -     Added as of May 1, 2001
     - Effective October 15, 2004, name change to Smith Barney Dividend Strategy Portfolio
     - Effective May 1, 2006, name change to Legg Mason Partners Variable Dividend Strategy Portfolio

Premier Selection All Cap Growth Portfolio
     -     Added as of May 1, 2001
     - Effective May 1, 2006, name change to Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio

AIM VARIABLE INSURANCE FUNDS
AIM V.I. Value Fund
     -     Added as of May 1, 2001
     -     Effective May 1, 2002, name change to AIM V.I. Premier Equity Fund
           Series I
     -     Effective May 1, 2006, merged into AIM VI Core Equity Fund Series I

ALLIANCE VARIABLE PRODUCT SERIES
Premier Growth Portfolio - Class B
     -     Added as of May 1, 2001
     - Effective May 1, 2003, series name change to: AllianceBernstein Variable Product Series Fund, Inc. and fund name change to:
           AllianceBernstein Premier Growth Portfolio - Class B
     - As of May 2, 2005, name change to AllianceBernstein Large-Cap Growth Portfolio-Class B
     - Effective May 1, 2006, fund substituted by new trust: Metropolitan Series Fund; new fund name: T. Rowe Price Large Cap Growth Portfolio
           - (Class B Shares)

AMERICAN VARIABLE INSURANCE SERIES
Global Growth Fund - Class 2
     -     Added as of May 1, 2001

Growth Fund - Class 2
     -     Added as of May 1, 2001

Growth Income Fund - Class 2
     -     Added as of May 1, 2001

Amendment XVII to Automatic Reinsurance Agreement NA4841-94 (Swiss Re I63185US-82) effective June 1, 1994 between METLIFE INSURANCE COMPANY OF CONNECTICUT of Hartford, Connecticut ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Stamford, Connecticut ("the Reinsurer").

Effective April 30, 2007, Exhibit B, Separate Account Mutual Funds, is revised as attached.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

METLIFE  INSURANCE  COMPANY  OF  CONNECTICUT

By    -s- [ILLEGIBLE]                  By
      -------------------------------        -----------------------------------
Title AVP & Actuary                    Title
                                             -----------------------------------
Date  6/4/07                           Date
                                             -----------------------------------

SWISS RE LIFE & HEALTH AMERICA INC.

By    -s- [ILLEGIBLE]                  By    -s- [ILLEGIBLE]
      -------------------------------        -----------------------------------
Title [ILLEGIBLE]                      Title VP
Date  5/2/07                           Date  4/30/07

                                   EXHIBIT B
                         SEPARATE ACCOUNT MUTUAL FUNDS

STOCK FUNDS
Smith Barney Income & Growth Portfolio
     -     Effective May 1, 1998, known as Smith Barney Large Cap Value
           Portfolio
     -     Effective July 1, 2003, Investment Objective Change
     - Effective May 1, 2006, name change to Legg Mason Partners Variable Large Cap Value Portfolio
     - EFFECTIVE APRIL 30, 2007, MERGED INTO NEW TRUST: LEGG MASON PARTNERS VARIABLE EQUITY TRUST. NEW FUND NAME: LEGG MASON PARTNERS VARIABLE INVESTORS PORTFOLIO - (CLASS I SHARES)

Alliance Growth Portfolio
     -     Effective September 15, 2003, name change to Strategic Equity
           Portfolio
     - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: Fl Large Cap Portfolio - (Class A Shares)

American Capital Enterprise Portfolio
     -     Effective May 1, 1997, name change to Van Kampen American Capital
     -     Effective May 1, 1999, name change to Van Kampen American Enterprise
     - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: Capital Guardian U.S. Equity Portfolio - (Class A Shares)

Smith Barney International Equity Portfolio
     - Effective April 20, 2001, merged into Smith Barney International All Cap Growth Portfolio
     - Effective May 1, 2006, name change to Legg Mason Partners Variable International All Cap Growth Portfolio
     - EFFECTIVE APRIL 30, 2007, TRUST NAME CHANGE TO LEGG MASON PARTNERS VARIABLE EQUITY TRUST. NEW FUND NAME: LEGG MASON PARTNERS VARIABLE INTERNATIONAL ALL CAP OPPORTUNITY PORTFOLIO

Smith Barney Pacific Basin Portfolio
     - Effective April 20, 2001, merged into Smith Barney International All Cap Growth Portfolio

AIM Capital Appreciation Portfolio
     - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Met/AIM Capital Appreciation Portfolio - (Class A Shares)

MFS Emerging Growth Portfolio
     -     Effective February 25, 2005, merged into MFS Mid Cap Growth Portfolio

MFS Mid Cap Growth Portfolio
     -     Added as of February 13, 2005
     - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: BlackRock Aggressive Growth Portfolio - (Class D Shares)

                                   EXHIBIT B
                                  (Continued)
MFS Research Portfolio
   -   Added as of May 1, 1998
   - Effective November 15, 2003, name, subadvisor and investment objective change to Merrill Lynch Large Cap Core Portfolio
   -   Effective May 2, 2005, name change to Mercury Large Cap Core Portfolio
   - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Mercury Large-Cap Core Portfolio - (Class A Shares)
   - Effective November 13, 2006, fund name change to BlackRock Large-Cap Core Portfolio
   -   EFFECTIVE APRIL 30, 2007, SHARE CLASS EXCHANGE: CLASS E SHARES

Dreyfus Small Cap Portfolio
   -   Added as of May 1, 1998
   - Effective January 1, 2003, name change to Dreyfus Variable Investment Fund - Developing Leaders Portfolio - Initial Shares, and investment objective change

Salomon Brothers Investors Fund
   -   Added as of May 1, 1998
   - Effective May 1, 2006, name change to Legg Mason Partners Variable Investors Fund - (Class I Shares)

Smith Barney Large Cap Growth Portfolio
   -   Added as of May 1, 1998
   - Effective May 1, 2006, name change to Legg Mason Partners Variable Large Cap Growth Portfolio

Strategic Stock Portfolio
   -   Added as of May 1, 1998
   -   Effective September 3, 2001, merged into Salomon Brothers Investors Fund

Travelers Disciplined Mid Cap Stock Portfolio
   -   Added as of May 1, 1998
   - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Batterymarch Mid-Cap Stock Portfolio - (Class A Shares)

Travelers Disciplined Small Cap Stock Portfolio
   -   Added as of May 1, 1998
   -   Effective September 3, 2001, merged into Salomon Brothers Investors Fund

BOND FUNDS
TBC Managed Income Portfolio
   -   Effective May 1999, name change to Travelers Managed Income
   - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: BlackRock Bond Income Portfolio - (Class E Shares)

                                   EXHIBIT B
                                  (Continued)

Putnam Diversified Income Portfolio
   -   Effective July 1, 2003, name change to Pioneer Strategic Income Portfolio
   -   Effective July 1, 2003, Subadvisor Change and Investment Objective Change
   - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Pioneer Strategic Income Portfolio - (Class A Shares)

G.T. Global Strategic Income Portfolio
   - Effective July 3, 2000, name change to Salomon Brothers Global High Yield Portfolio
   - Effective June 1, 2002, name change to Salomon Brothers Strategic Total Return Bond Fund
   - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: Western Asset Management Strategic Bond Opportunities Portfolio - (Class A Shares)

Smith Barney High Income Portfolio
   - Effective May 1, 2006, name change to Legg Mason Partners Variable High Income Portfolio

Travelers Convertible bond Portfolio
   -   Added as of May 1, 1998
   -   Effective May 1, 2002, name change to Convertible Securities Portfolio
   - Effective May 1, 2006, merged into new trust: Met Investors Series Trust; new fund name: Lord Abbett Bond Debenture Portfolio - (Class A Shares)

ASSET ALLOC/BALANCED FUNDS
MFS Total Return Portfolio
   - Effective May 1, 2006, merged into new trust: Metropolitan Series Fund; new fund name: MFS Total Return Portfolio - (Class F Shares)

Salomon Brothers Total Return Fund
   -   Added as of May 1, 1998
   - Effective May 1, 2006, name change to Legg Mason Partners Variable Total Return Portfolio - (Class I Shares)
   - EFFECTIVE APRIL 30, 2007, MERGED INTO NEW TRUST: LEGG MASON PARTNERS VARIABLE EQUITY TRUST. NEW FUND NAME: LEGG MASON PARTNERS VARIABLE CAPITAL AND INCOME PORTFOLIO

MONEY FUNDS
Smith Barney Money Market Portfolio
   - Effective May 1, 2006, name change to Legg Mason Partners Variable Money Market Portfolio

FIXED ACCOUNT
Travelers Fixed Account

                                   EXHIBIT B
                                  (CONTINUED)

Smith Barney Select Portfolios
   - Effective May 1, 2006, name change to Legg Mason Partners Lifestyle Series, Inc.

Select High Growth Portfolio
   -   Closed for new contracts as of May 1, 1998
   -   Reopened as of May 1, 2003
   - Effective May 1, 2006, name change to Legg Mason Partners Variable Lifestyle High Growth Portfolio
   - Effective December 29, 2006, NEW fund name: LEGG Mason Partners Variable Lifestyle Allocation 85%
   - Effective April 30, 2007, trust name change to LEGG Mason Partners Variable Equity Trust

Select Growth Portfolio
   - Effective May 1, 2006, name change to Legg Mason Partners Variable Lifestyle Growth Portfolio
   - Effective December 29, 2006, NEW fund name: LEGG Mason Partners Variable Lifestyle Allocation 70%
   - Effective April 30, 2007, trust name change to LEGG Mason Partners Variable Equity Trust

Select Balanced Portfolio
   - Effective May 1, 2006, name change to Legg Mason Partners Variable Lifestyle Balanced Portfolio
   - Effective December 29, 2006, NEW fund name: LEGG Mason Partners Variable Lifestyle Allocation 50%
   - Effective April 30, 2007, trust name change to LEGG Mason Partners Variable Equity Trust

Select Conservative Portfolio
   -   Closed for new contracts as of May 1, 1998
   -   Effective April 27, 2001, merged into Select Balanced Portfolio

Select Income Portfolio
   -   Closed for new contracts as of May 1, 1998
   -   Effective April 27, 2001, merged into Select Balanced Portfolio

Small Cap Growth Opportunities Portfolio
   -   Added as of May 1, 2001
   - Effective May 1, 2006, name change to Legg Mason Partners Variable Small Cap Growth Opportunities Portfolio
   - Effective April 30, 2007, merged into NEW trust: LEGG Mason Partners Variable Equity Trust. NEW fund name: LEGG Mason Partners Variable Small Cap Growth Opportunities Portfolio

                                   EXHIBIT B
                                  (Continued)

GREENWICH STREET SERIES FUND
   - Effective May 1, 2006, name change to Legg Mason Partners Variable Portfolios II

Equity Index Portfolio Class II
   -   Added as of May 1, 1999
   - Effective May 1, 2006, name change to Legg Mason Partners Variable Equity Index Portfolio - (Class II Shares)

Fundamental Value Portfolio
   -   Added as of May 1, 2001
   -   Effective May 1, 2001, name change from Total Return Fund
   - Effective May 1, 2006, name change to Legg Mason Partners Variable Fundamental Value Portfolio

SMITH BARNEY INVESTMENT SERIES
   -   Effective May 1, 2006, name change to Legg Mason Partners Investment
       Series

Large Cap Core Portfolio
   -   Added as of May 1, 2001
   - Effective October 1 5, 2004, name change to Smith Barney Dividend Strategy Portfolio
   - Effective May 1, 2006, name change to Legg Mason Partners Variable Dividend Strategy Portfolio

Premier Selection All Cap Growth Portfolio
   -   Added as of May 1, 2001
   - Effective May 1, 2006, name change to Legg Mason Partners Variable Premier Selections All Cap Growth Portfolio
   - EFFECTIVE APRIL 30, 2007, MERGED INTO NEW TRUST: LEGG MASON PARTNERS VARIABLE EQUITY TRUST. NEW FUND NAME: LEGG MASON PARTNERS VARIABLE AGGRESSIVE GROWTH - (CLASS I SHARES)

AIM VARIABLE INSURANCE FUNDS
AIM V.I. Value Fund
   -   Added as of May 1, 2001
   -   Effective May 1, 2002, name change to AIM V.I. Premier Equity Fund
       Series I
   -   Effective May 1, 2006, merged into AIM VI Core Equity Fund Series I
   - EFFECTIVE APRIL 30, 2007, FUND SUBSTITUTED BY NEW TRUST: METROPOLITAN SERIES FUND. NEW FUND NAME: CAPITAL GUARDIAN U.S. EQUITY
       PORTFOLIO - (CLASS A SHARES)

ALLIANCE VARIABLE PRODUCT SERIES
Premier Growth Portfolio - Class B
   -   Added as of May 1, 2001
   - Effective May 1, 2003, series name change to: AllianceBernstein Variable Product Series Fund, Inc. and fund name change to: AllianceBernstein Premier Growth Portfolio - Class B
   - As of May 2, 2005, name change to AllianceBernstein Large-Cap Growth Portfolio-Class B
   - Effective May 1, 2006, fund substituted by new trust: Metropolitan Series Fund; new fund name: T. Rowe Price Large Cap Growth
       Portfolio - (Class B Shares)

                                   EXHIBIT B
                                  (Continued)


AMERICAN VARIABLE INSURANCE SERIES
Global Growth Fund - Class 2
   -   Added as of May 1, 2001

Growth Fund - Class 2
   -   Added as of May 1, 2001

Growth Income Fund - Class 2
   -   Added as of May 1, 2001

Amendment XVIII to the June 1, 1994 Automatic Reinsurance Agreement NA4841-94 (Swiss Re #I63185US-82,1151701) between METLIFE INSURANCE COMPANY OF CONNECTICUT of Hartford, Connecticut ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Stamford, Connecticut ("the Reinsurer").

Effective April 28, 2008, Exhibit B, Investment Funds, is revised and replaced by Exhibit B attached hereto.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

METLIFE INSURANCE COMPANY OF CONNECTICUT


By    -s- [ILLEGIBLE]
      ----------------------------------
Title AVP & [ILLEGIBLE]
Date  6/5/08

SWISS RE LIFE & HEALTH AMERICA INC.

By    [ILLEGIBLE]                           By    [ILLEGIBLE]
      ----------------------------------         -------------------------------
Title CFO                                   Title SVP
Date  5/27/08                               Date  5/27/08

Vintage - Exhibit B effective as of 4-28-2008
(SRLHA# I63185US-82)
TRUST NAME: AMERICAN FUNDS INSURANCE SERIES
            PORTFOLIO NAMES: American Funds Global Growth Fund                       Class 2
                        American Funds Growth Fund                                   Class 2
                     American Funds Growth-Income Fund                               Class 2

TRUST NAME: LEGG MASON PARTNERS VARIABLE EQUITY TRUST
      PORTFOLIO NAMES: Legg Mason Partners Variable Aggressive Growth                Class I
         Legg Mason Partners Variable Capital and Income Portfolio                   Class I
            Legg Mason Partners Variable Equity Index Portfolio                      Class II
 Legg Mason Partners Variable International All Cap Opportunity Portfolio       Single Share Class
             Legg Mason Partners Variable Investors Portfolio                        Class I
           Legg Mason Partners Variable Lifestyle Allocation 50%                Single Share Class
           Legg Mason Partners Variable Lifestyle Allocation 70%                Single Share Class
           Legg Mason Partners Variable Lifestyle Allocation 85%                Single Share Class
          Legg Mason Partners Variable Small Cap Growth Portfolio                    Class I

TRUST NAME: LEGG MASON PARTNERS VARIABLE INCOME TRUST
    PORTFOLIO NAMES: Legg Mason Partners Variable High Income Portfolio         Single Share Class
            Legg Mason Partners Variable Money Market Portfolio                 Single Share Class

TRUST NAME: MET INVESTORS SERIES TRUST
            PORTFOLIO NAMES: BlackRock Large Cap Core Portfolio                      Class E
                         Lazard Mid Cap Portfolio                                    Class A
                   Lord Abbett Bond Debenture Portfolio                              Class A
                  Met/AIM Capital Appreciation Portfolio                             Class A
                    Pioneer Strategic Income Portfolio                               Class A

TRUST NAME: METROPOLITAN SERIES FUND, INC.
                  PORTFOLIO NAMES: Fl Large Cap Portfolio                            Class A
                        MFS(R) Total Return Portfolio                                Class F
      Western Asset Management Strategic Bond Opportunities Portfolio                Class A
                   BlackRock Aggressive Growth Portfolio                             Class D
                      BlackRock Bond Income Portfolio                                Class E
                  Capital Guardian U.S. Equity Portfolio                             Class A
                 T. Rowe Price Large Cap Growth Portfolio                            Class B
                 T. Rowe Price Small Cap Growth Portfolio                            Class B

THE FOLLOWING ARE CLOSED TO NEW DEPOSITS (HARD CLOSE - MLI DEFINITION):

TRUST NAME: LEGG MASON PARTNERS VARIABLE EQUITY TRUST
 PORTFOLIO NAMES: Legg Mason Partners Variable Dividend Strategy Portfolio      Single Share Class
         Legg Mason Partners Variable Fundamental Value Portfolio                    Class I
         Legg Mason Partners Variable Large Cap Growth Portfolio                     Class I

Amendment XIX to Automatic Reinsurance Agreement I63185US-82 (previously referred toas Agreement NA4841-94 or 1151701) effective June 1, 1994, between METLIFE INSURANCE COMPANY OF CONNECTICUT of Hartford, Connecticut ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Hartford, Connecticut ("the Reinsurer").

Effective May 4, 2009, Exhibit B is replaced in its entirety by the attached Exhibit B. All other provisions of the Reinsurance Agreement will continue unchanged. Made in duplicate and hereby executed by both parties.

METLIFE INSURANCE COMPANY OF CONNECTICUT

By    -s- [ILLEGIBLE]                   BY     -s- [ILLEGIBLE]
      -------------------------------          ---------------------------------
Title AVP                               Title  Vice President
Date  7/7/09                            Date   6/17/09


SWISS RE LIFE & HEALTH AMERICA INC.

By    -s- [ILLEGIBLE]                    By    -s- [ILLEGIBLE]
      -------------------------------          --------------------------------
Title CFO                                Title SVP
Date  [ILLEGIBLE]                        Date  4/22/09

                                                                       EXHIBIT B
                                                            (REVISED MAY 4,2009)

VINTAGE
Trust Name: AMERICAN FUNDS INSURANCE SERIES(R)
           Portfolio Names: American Funds Global Growth Fund                       Class 2
                       American Funds Growth Fund                                   Class 2
                    American Funds Growth-Income Fund                               Class 2

TRUST NAME: LEGG MASON PARTNERS VARIABLE EQUITY TRUST
     PORTFOLIO NAMES: Legg Mason Partners Variable Aggressive Growth                Class 1
           Legg Mason Partners Variable Appreciation Portfolio                      Class 1
Legg Mason Partners Variable International All Cap Opportunity Portfolio       Single Share Class
            Legg Mason Partners Variable Investors Portfolio                        Class 1
          Legg Mason Partners Variable Lifestyle Allocation 50%                Single Share Class
          Legg Mason Partners Variable Lifestyle Allocation 70%                Single Share Class
          Legg Mason Partners Variable Lifestyle Allocation 85%                Single Share Class
         Legg Mason Partners Variable Small Cap Growth Portfolio                    Class 1

TRUST NAME: LEGG MASON PARTNERS VARIABLE INCOME TRUST
   PORTFOLIO NAMES: Legg Mason Partners Variable High Income Portfolio         Single Share Class
           Legg Mason Partners Variable Money Market Portfolio                 Single Share Class

TRUST NAME: MET INVESTORS SERIES TRUST
           PORTFOLIO NAMES: BlackRock Large Cap Core Portfolio                      Class E
                        Lazard Mid Cap Portfolio                                    Class A
                  Lord Abbett Bond Debenture Portfolio                              Class A
                   Pioneer Strategic Income Portfolio                               Class A
                         Pioneer Fund Portfolio                                     Class A

TRUST NAME: METROPOLITAN SERIES FUND, INC.
      PORTFOLIO NAMES: BlackRock Legacy Large Cap Growth Portfolio                  Class A
                       MFS(R)  Total Return Portfolio                               Class F
     Western Asset Management Strategic Bond Opportunities Portfolio                Class A
                  BlackRock Aggressive Growth Portfolio                             Class D
                     BlackRock Bond Income Portfolio                                Class E
                T. Rowe Price Large Cap Growth Portfolio                            Class B
                T. Rowe Price Small Cap Growth Portfolio                            Class B
                      MetLife Stock Index Portfolio                                 Class B

THE FOLLOWING ARE CLOSED TO NEW DEPOSITS (HARD CLOSE - MLI DEFINITION):

TRUST NAME: LEGG MASON PARTNERS VARIABLE EQUITY TRUST
PORTFOLIO NAMES: Legg Mason Partners Variable Dividend Strategy Portfolio      Single Share Class
        Legg Mason Partners Variable Fundamental Value Portfolio                    Class 1
         Legg Mason Partners Variable Large Cap Growth Portfolio                    Class 1

Amendment XX to Automatic Reinsurance Agreement I63185US-82 (previously referred to as Agreement NA4841-94 or 1151701) effective June 1, 1994, between METLIFE INSURANCE COMPANY OF CONNECTICUT of Hartford, Connecticut ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Hartford, Connecticut ("the Reinsurer").

Effective May 3, 2010, Exhibit B is replaced in its entirety by the attached Exhibit B.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

METLIFE INSURANCE COMPANY OF CONNECTICUT

By    -s- [ILLEGIBLE]                    By
      ------------------------------           --------------------------------
Title VP                                 Title
                                               ---------------------------------
Date  5/6/10                             Date
                                               ---------------------------------

SWISS RE LIFE & HEALTH AMERICA INC.

By    -s- [ILLEGIBLE]                    By    -s- [ILLEGIBLE]
      ------------------------------           -------------------------------
Title CFO                                Title VA, VP
Date 4/23/10                             Date  4/23/10

                                                                       EXHIBIT B
                                                           (REVISED MAY 3, 2010)

VINTAGE
TRUST NAME: AMERICAN FUNDS INSURANCE SERIES(R)                                                               SHARE CLASS
PORTFOLIO NAMES:                                         American Funds Global Growth Fund                     Class 2
                                                         American Funds Growth Fund                            Class 2
                                                         American Funds Growth-Income Fund                     Class 2

TRUST NAME: LEGG MASON PARTNERS VARIABLE EQUITY TRUST                                                        SHARE CLASS
                                                         Legg Mason ClearBridge Variable
PORTFOLIO NAMES:                                         Aggressive Growth Portfolio                           Class I
                                                         Legg Mason ClearBridge Variable
                                                         Equity Income Builder Portfolio                  Single Share Class
                                                         Legg Mason Global Currents Variable
                                                         International All Cap Opportunity Portfolio           Class I
                                                         Legg Mason ClearBridge Variable
                                                         Large Cap Value Portfolio                             Class I
                                                         Legg Mason Variable Lifestyle Allocation 50%     Single Share Class
                                                         Legg Mason Variable Lifestyle Allocation 70%     Single Share Class
                                                         Legg Mason Variable Lifestyle Allocation 85%          Class I
                                                         Legg Mason ClearBridge Variable
                                                         Small Cap Growth Portfolio                            Class I

TRUST NAME: LEGG MASON PARTNERS VARIABLE INCOME TRUST                                                        SHARE CLASS
                                                         Legg Mason Western Asset Variable

PORTFOLIO NAMES:                                         High Income Portfolio                            Single Share Class

TRUST NAME: MET INVESTORS SERIES TRUST                                                                      SHARE CLASS
PORTFOLIO NAMES:                                         BlackRock Large Cap Core Portfolio                    Class E
                                                         Lazard Mid Cap Portfolio                              Class A
                                                         Lord Abbett Bond Debenture Portfolio                  Class A
                                                         Pioneer Fund Portfolio                                Class A
                                                         Pioneer Strategic Income Portfolio                    Class A

TRUST NAME: METROPOLITAN SERIES FUND, INC.                                                                   SHARE CLASS
PORTFOLIO NAMES:                                         BlackRock Aggressive Growth Portfolio                 Class D
                                                         BlackRock Bond Income Portfolio                       Class E
                                                         BlackRock Legacy Large Cap Growth Portfolio           Class A
                                                         BlackRock Money Market Portfolio                      Class E
                                                         MetLife Stock Index Portfolio                         Class B
                                                         MFS  Total Return Portfolio                           Class F
                                                         T. Rowe Price Large Cap Growth Portfolio              Class B
                                                         T. Rowe Price Small Cap Growth Portfolio              Class B
                                                         Western Asset Management Strategic
                                                         Bond Opportunities Portfolio                          Class A

                                                                       EXHIBIT B
                                                           (REVISED MAY 3, 2010)
                                                                          Page 2

THE FOLLOWING ARE CLOSED TO NEW DEPOSITS AND TRANSFERS (HARD CLOSE):

TRUST NAME: LEGG MASON PARTNERS VARIABLE EQUITY TRUST                              SHARE CLASS

PORTFOLIO NAMES:                      Legg Mason ClearBridge Variable
                                      Dividend Strategy Portfolio                    Class I

                                      Legg Mason ClearBridge Variable
                                      Fundamental All Cap Value Portfolio       Single Share Class

                                      Legg Mason ClearBridge Variable
                                      Large Cap Growth Portfolio                Single Share Class

Amendment 21 to Automatic Reinsurance Agreement I63185US-82 (previously referred to as Agreement NA4841-94; 1151701) effective June 1, 1994, between METLIFE INSURANCE COMPANY OF CONNECTICUT of Hartford, Connecticut ("the Company") and SWISS RE LIFE & HEALTH AMERICA INC. of Hartford, Connecticut ("the Reinsurer").

Effective May 2, 2011, Exhibit B is replaced in its entirety by the attached Exhibit B.

All other provisions of the Reinsurance Agreement will continue unchanged.

Made in duplicate and hereby executed by both parties.

METLIFE INSURANCE COMPANY OF CONNECTICUT


By    -s- [ILLEGIBLE]                    By
      -------------------------------          ---------------------------------
Title VP                                 Title
                                               --------------------------------
Date  9/19/11                            Date
                                               ----------------- --------------

SWISS RE LIFE & HEALTH AMERICA INC.

By    -s- [ILLEGIBLE]                    By    -s- [ILLEGIBLE]
      -------------------------------          --------------------------------
Title VP, VA                             Title Managing Director
Date  8/31/11                            Date  9/6/11

                                                                      EXHIBIT B
                                                           (REVISED MAY 2, 2011)

VINTAGE
TRUST NAME: AMERICAN FUNDS INSURANCE SERIES(R)                                      SHARE CLASS
PORTFOLIO NAMES:           American Funds Global Growth Fund                          Class 2
                           American Funds Growth Fund                                 Class 2
                           American Funds Growth-Income Fund                          Class 2

TRUST NAME: LEGG MASON PARTNERS VARIABLE EQUITY TRUST                               SHARE CLASS

PORTFOLIO NAMES:           Legg Mason ClearBridge Variable Aggressive
                           Growth Portfolio                                           Class I
                           Legg Mason ClearBridge Variable Large Cap
                           Value Portfolio                                            Class I

                           Legg Mason Variable Lifestyle Allocation 50%         Single Share Class

                           Legg Mason Variable Lifestyle Allocation 70%         Single Share Class

                           Legg Mason Variable Lifestyle Allocation 85%               Class I

                           Legg Mason ClearBridge Variable Small Cap
                           Growth Portfolio                                           Class I

TRUST NAME: LEGG MASON PARTNERS VARIABLE INCOME TRUST                               SHARE CLASS

PORTFOLIO NAMES:           Legg Mason Western Asset Variable High
                           Income Portfolio                                     Single Share Class

TRUST NAME: MET INVESTORS SERIES TRUST                                              SHARE CLASS
PORTFOLIO NAMES:           BlackRock Large Cap Core Portfolio                         Class E
                           Lazard Mid Cap Portfolio                                   Class A
                           Lord Abbett Bond Debenture Portfolio                       Class A
                           MFS Research International Portfolio                       Class B
                           Pioneer Fund Portfolio                                     Class A
                           Pioneer Strategic Income Portfolio                         Class A

TRUST NAME: METROPOLITAN SERIES FUND, INC.                                          SHARE CLASS
PORTFOLIO NAMES:           BlackRock Aggressive Growth Portfolio                      Class D
                           BlackRock Bond Income Portfolio                            Class E
                           BlackRock Legacy Large Cap Growth Portfolio                Class A
                           BlackRock Money Market Portfolio                           Class E
                           MetLife Stock Index Portfolio                              Class B
                           MFS(R) Total Return Portfolio                              Class F
                           T. Rowe Price Large Cap Growth Portfolio                   Class B
                           T. Rowe Price Small Cap Growth Portfolio                   Class B
                           Western Asset Management Strategic Bond
                           Opportunities Portfolio                                    Class A

                                                                       EXHIBIT B
                                                           (REVISED MAY 2, 2011)
                                                                          Page 2

THE FOLLOWING ARE CLOSED TO NEW DEPOSITS AND TRANSFERS (HARD CLOSE):

TRUST NAME: LEGG MASON PARTNERS VARIABLE EQUITY TRUST                              SHARE CLASS

PORTFOLIO NAMES:           Legg Mason ClearBridge Variable Equity
                           Income Builder Portfolio                                  Class I
                           Legg Mason ClearBridge Variable Fundamental
                           All Cap Value Portfolio                              Single Share Class
                           Legg Mason ClearBridge Variable Large Cap
                           Growth Portfolio                                     Single Share Class